GE Investment Management Incorporated


GE
Investments
Funds, Inc.

Semiannual Report
June 30, 1997

GE Investments Funds
--------------------------------------------------------------------------------

Understanding Your Report
-------------------------

A Letter from the Investment Manager ......................................    2

     GE Investments Funds portfolio manager Q&A and
     Schedules of Investments

     S&P 500 Index Fund ...................................................    4

     Government Securities Fund ...........................................   11

     Money Market Fund ....................................................   13

     Total Return Fund ....................................................   15

     International Equity Fund ............................................   20

     Real Estate Securities Fund ..........................................   24

     Global Income Fund ...................................................   26

     Value Equity Fund ....................................................   28

     Notes to Performance and Notes to Schedules of Investments ...........   30

Financial Statements ......................................................   31

     Financial Highlights and Statements of Assets and
     Liabilities, Operations, and Changes in Net Assets

Notes .....................................................................   42

              Notes to the Financial Statements

GE Investments Funds Investment Team ........................  inside back cover


--------------------------------------------------------------------------------

This information is intended for shareholder use only, and is not to be reproduced or shown to the public or used in oral or written form as sales literature.

                                            A Letter from the Investment Manager
--------------------------------------------------------------------------------

Dear Shareholder:

Welcome to the GE family of mutual funds. As you know, on May 1, GE Investment Management Incorporated (GEIM) was named the new investment manager of the GE Investments Funds (formerly known as Life of Virginia Funds). This is our first report to you, and we would like to take this opportunity to tell you how pleased we are to serve as your investment manager.

On the day we assumed our new position, we also added two new Funds: the Value Equity Fund and the Global Income Fund. Our ongoing mission is to provide you, our valued shareholders, with a broad spectrum of investment options and the highest level of quality investment management expertise available.

GEIM is part of GE Investments, the investment management arm of General Electric Company ("GE"). The investment professionals at GE Investments and their predecessors have a long investment management history, having managed GE's pension assets since 1927. As of June 30, 1997, GE Investments managed roughly $66 billion in assets, including more than $12 billion in mutual funds.

Performance Highlights

As shown in the various performance profiles contained in this report, the GE Investments Funds generated strong returns for the first half of 1997. Four of the Funds with equity exposure, namely the S&P 500 Index Fund, Total Return Fund, International Equity Fund and Value Equity Fund, all achieved double digit returns for the six months ended June 30, 1997. The Money Market, International Equity and Real Estate Securities Funds outperformed their market benchmarks for both the six month and one year periods ended June 30, 1997. The Value Equity Fund had a great start, beating its market benchmark by more than 350 basis points since its inception on May 1, 1997. Additionally, for the six original funds (excluding Value Equity and Global Fixed Income Funds which commenced on May 1, 1997), all but the Government Securities Fund outperformed the average return for their annuity peers for the six months and year ended June 30, 1997, as measured by Lipper Analytical, an independent fund rating service. Three of the Funds', Money Market, International Equity and Real Estate Securities, six month returns were in the top 10% of their peers, as measured by Lipper Analytical Services.

Financial Market Review

In the second quarter, the U.S. stock market rose to record levels, following a brief downturn early in the period due to concerns over higher inflation. Since many major non-U.S. markets have followed the lead of U.S. equities in recent years, most major global markets recorded generally good performance, as well.

A slow growth economy, low inflation, good corporate earnings and continuing strong cash flows into mutual funds helped fuel the rise in domestic equity prices. A slow growth scenario is bullish for stocks at that stage of the business cycle because it is viewed as enabling the economy to expand without inflation becoming a problem. Signs of a slow economy included weakness in retail sales and new home sales, stronger-than-expected jobless claims and a slowdown in manufacturing. Given this backdrop, the Federal Reserve opted not to raise short-term interest rates at its two Federal Open Market Committee (FOMC) meetings during the period. The U.S. bond market fared well in this environment. Bond prices also rallied when President Clinton and the Republicans agreed on a framework to balance the budget by 2002.

European markets recorded impressive results, as many companies benefited from having adopted the U.S. model of cost restructuring and industry consolidation -- albeit at a slower pace. France lagged other European markets due to high unemployment, a generally sluggish economy and uncertainty over political elections. The United Kingdom showed strength at the end of the period as investors responded favorably to the election of the Labor Party's Tony Blair.



2
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For the  first  six  months of 1997,  all  markets  except  the  United  Kingdom outperformed the U.S. year-to-date in local currency terms; however, the dollar strengthened against all European currencies reducing their returns in U.S.
dollar  terms.  Switzerland  was  Europe's  best  performer,   followed  by  the
Netherlands and Spain.

Japan continued to struggle, though its economy showed signs of strength. Japan has been plagued by a banking crisis fueled by depressed real estate prices and related bad loans, anemic economic growth, and financial scandals. While exporters, such as the auto companies, have benefited from the weak Yen, domestic demand-related sectors such as real estate, telecoms and software have begun attracting investors.

Other Asian markets were volatile. As Hong Kong nervously awaited the July transition from a British colony to China rule, property stocks tried to fight off claims that they were overvalued. Political concerns in Indonesia intensified as the gap between the wealthy and poor continued to widen rapidly, and Thailand experienced the world's worst performing market. Overall, Asian markets, excluding Japan, have underperformed world markets in 1997 due to a slowdown in earnings growth and high valuations. Funds have been shifting out of this region and into Latin America, where markets have been more attractive.

Looking Ahead

Our outlook for the global financial market remains favorable for the rest of 1997. Inflation appears to be under control, the Federal Reserve is likely to maintain a neutral interest-rate policy, assuming interest rates hover near their current levels. Specifically, we believe the restructuring in Europe should create investment opportunities on the Continent. And despite the sharp rise in U.S. equity prices, we believe good values can still be found.

Please review the portfolio manager commentaries for the Funds in which you are invested. At this time, we would like to thank you for your investment. We look forward to serving your investment needs for many years to come.


Sincerely,

Michael J. Cosgrove
President, GE Mutual Funds
GE Investment Management Incorporated




Mike Cosgrove is responsible for the marketing, product development and sales of the GE Investments Funds, and is a Trustee of the GE Pension Trust and GE's employee savings program.

In Mike's  previous  position as Chief  Financial  Officer of GE Investments and
Assistant Treasurer-GE Company, he had financial responsibility for all assets under GE Investments' management. Mike joined GE in 1970. After completing the GE Financial Management Program he held a number of managerial positions in finance and sales in the International Operation, including serving as Vice President and Treasurer and later as the Vice President - Countertrade and Barter for GE Trading Company.

Mike graduated from Fordham University in 1970 with a B.S. degree in Economics and received his M.B.A. degree from St. John's University in 1973.

S&P 500 Index Fund

Q&A

Gene Bolton is responsible for the overall management of the U.S. equity operation at GE Investments with total assets of over $24 billion. Gene joined GE in 1964. After completing GE's Financial Management Program he held a number of financial and strategic planning positions in the U.S. and Europe. Joining GE Investments in 1984 as Chief Financial Officer, he moved to equities as a Portfolio Manager in 1986 and was named to his present position in 1991. Gene is a Trustee of the GE Pension Trust and GE's employee savings program, as well as Chairman of the Asset Allocation Committee of GE Investments. He also serves as a Trustee of the Investment Management Workshop, sponsored by the Association for Investment Management and Research. Gene is a graduate of Mundelein College with a B.A. in Business Management.

Q. How did the S&P 500 Index Fund perform compared to its benchmarks for the six months ended June 30, 1997?

A. The S&P 500 Index Fund had a return of 18.1% for the period December 30, 1996 through June 30, 1997 while the S&P 500 Index had a return of 18.5% for the same period.

     GE  Investment   Management   Incorporated   assumed  portfolio  management
     responsibility for the Fund on May 1, 1997.

Q.   What factors contributed to the Fund's performance?

A. The S&P 500 Index Fund is managed to provide investment results that, before the deduction of operating expenses, replicate the performance of the S&P 500 Index.

     The S&P 500 Index had a strong second quarter rising 17.5%, representing the strongest second quarter performance in the index since 1938. Additionally, the year-to-date total return for the index is the fourth strongest first-half gain over the last 50 years. Such large gains usually occur following long bear markets but are unprecedented in modern times, when stocks had already risen more than 20% in the prior two years.

     The catalysts to this extraordinary performance are very familiar: low inflation, strong corporate profits, enormous free cash flow and an economic cycle that remains muted but persistent. The prospect of a balanced budget and a capital gain tax cut may also have played a role. The environment created by the above mentioned elements is ideal for equities, and the baby boomers are taking full advantage of this by continuing to pour money into mutual funds. While the funds flow in 1997 is below 1996 levels, stock buybacks and M&A activity have combined to fully offset IPO and secondary stock offerings, meaning that all mutual fund inflows must be invested in existing securities.

     Another factor helping the performance of the S&P 500 Index may be the changing composition of the index. Since 1990, 111 new companies have been added, most of them growing faster, earning higher margins, selling at higher multiples and having less volatile earnings than the companies they replaced. In many respects the index has taken on characteristics more resembling a stock that has historically grown 8 - 10% per annum rather than at the 6 - 7% rate typically used as a proxy for corporate America.

Q.   What is your outlook for the S&P 500 Index Fund?

A. Despite the current optimism, the key questionmark going forward continues to be valuation. Valuation levels have been at the very high end of the historic range for the last several years, and yet the stock market continues to rise. The bullish case is that price-to-earning ratios over 20 times earnings and dividend yields well below 2% are appropriate in this current very favorable environment of low inflation and strong profit growth. There is not a lot of margin for error, however and any pick up in inflation or slowdown in earnings could leave the market vulnerable to a major correction.

     The market will continue to be fixated on economic releases and earnings reports, reacting quickly to signs of either inflation or recession. Currently there appears little liklihood of Federal Reserve action for the rest of the summer, but the situation is less clear in the fall. What is clear is that market volatility has picked up substantially in 1997, and we expect it to continue for the rest of the year. Long term, we remain confident that large U.S. multinational companies will continue to do well in a growing world economy where they remain very competitive and are able to gain market share.

     For the remainder of 1997 we intend to remain fully invested in the stock market to meet our objective while continuing to minimize expenses.

     Effective July 24, 1997 State Street Global Advisors, a division of State Street Bank and Trust Company, became invsetment sub-advisor of the S&P 500 Index Fund.

                         Average Annual Total Return %
                      for the periods ended June 30, 1997

                                    Fund      S&P 500
                                    ----      -------
              6 Month              18.10%      18.53%
              1 Year               33.90%      34.67%
              5 Year               20.37%      19.77%
              10 Year              14.28%      14.63%
              Inception date      4/14/85

                     See page 30 for Notes to Performance.

              Past performance is no guarantee of future results.
          The performance data shown does not reflect charges made by the separate account. Inclusion of these charges would
                         reduce the performance quoted.



4
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                               Schedule of Investments June 30, 1997 (unaudited)
--------------------------------------------------------------------------------
S&P 500 INDEX FUND
                                                  Number
                                                of Shares        Value
--------------------------------------------------------------------------------
Common Stock -- 95.4%
--------------------------------------------------------------------------------
Basic Materials -- 4.8%

Air Products & Chemicals Inc. .........           1,666      $  135,362
Alcan Aluminum Ltd. ...................           3,377         117,140
Allegheny Teldyne Inc. ................           2,602          70,254
Aluminum Co. of America ...............           2,588         195,070
Armco Inc. ............................           1,591           6,165(a)
Asarco Inc. ...........................             638          19,539
Barrick Gold Corp. ....................           5,333         117,326(f)
Battle Gold Co. .......................           3,353          19,070
Bethleham Steel Corp. .................           1,666          17,389(a)
Boise Cascade Corp. ...................             723          25,531
Champion International Corp. ..........           1,425          78,731
Cyprus Amax Minerals Co. ..............           1,391          34,080
Dow Chemical Co. ......................           3,520         306,680
Du Pont de Nemours (E.I.) &
  Co ..................................          16,811       1,056,992
Eastman Chemical Co. ..................           1,159          73,597
Echo Bay Mines Ltd. ...................           2,079          11,954
Ecolab Inc. ...........................             963          45,983
Engelhard Corp. .......................           2,146          44,932
FMC Corp. .............................             553          43,929(a)
Freeport McMoran Copper &
  Gold Inc. (Class A) .................           2,884          89,764
Georgia Pacific Corp. .................           1,364         116,451
Goodrich (B.F.) Co. ...................             801          34,693
Grace (WR) & Co. ......................           1,087          59,921
Great Lakes Chemical Corp. ............             897          46,980
Hercules Inc. .........................           1,528          73,153
Homestake Mining Co. ..................           2,189          28,594
Inco Ltd. .............................           2,512          75,517
Inland Steel Industries Inc. ..........             731          19,097
International Paper Co. ...............           4,481         217,609
James River Corp. of Virginia .........           1,284          47,508
Louisiana Pacific Corp. ...............           1,622          34,265
Mead Corp. ............................             779          48,493
Monsanto Co. ..........................           8,779         378,046
Morton International Inc. .............           2,123          64,088
Nalco Chemical Co. ....................           1,005          38,818
Newmont Mining Corp. ..................           2,328          90,792
Nucor Corp. ...........................           1,309          73,959
Phelps Dodge Corp. ....................             967          82,376
Placer Dome Inc. ......................           3,574          58,524
Potlatch Corp. ........................             430          19,458
PPG Industries Inc. ...................           2,737         159,088
Praxair Inc. ..........................           2,335         130,760
Reynolds Metals Co. ...................           1,085          77,306
Rohm & Haas Co. .......................             954          85,920
Sigma-Aldrich Corp. ...................           1,491          52,278
Union Camp Corp. ......................           1,039          51,950
Union Carbide Corp. ...................           1,901          89,466
USX-US Steel Group Inc. ...............           1,265          44,354
Westvaco Corp. ........................           1,520          47,785
Weyerhaeuser Co. ......................           2,960         153,920
Willamette Industries Inc. ............             825          57,750
Worthington Industries Inc. ...........           1,441          26,388
                                                              5,094,795

Capital Goods -- 9.7%

Aeroquip-Vickers Inc. .................             417          19,703
AlliedSignal Inc. .....................           4,222         354,648
AMP Inc. ..............................           3,277         136,815
Armstrong World Industries Inc. .......             615          45,126
Avery Dennison Corp. ..................           1,555          62,394
Boeing Co. ............................          10,699         567,716
Browning-Ferris Industries Inc. .......           3,180         105,735
Case Corp. ............................           1,095          75,418
Caterpillar Inc. ......................           2,858         306,878
Centex Corp. ..........................             430          17,469
Cincinnati Milacron Inc. ..............             594          15,407
Cooper Industries Inc. ................           1,771          88,107
Corning Inc. ..........................           3,413         189,848
Crane Co. .............................             685          28,642
Cummins Engine Co. Inc. ...............             589          41,561
Deere & Co. ...........................           3,820         209,622
Dover Corp. ...........................           1,679         103,258
Eaton Corp. ...........................           1,150         100,409
Emerson Electric Co. ..................           6,674         367,487
Fleetwood Enterprises Inc. ............             530          15,801
Fluor Corp. ...........................           1,252          69,095
Foster Wheeler Corp. ..................             606          24,543
General Dynamics Corp. ................             941          70,575
General Electric Co. ..................          49,165       3,214,162
General Signal Corp. ..................             744          32,457
Giddings & Lewis Inc. .................             494          10,312
Grainger (W.W.) Inc. ..................             791          61,846
Harnischfeger Industries Inc. .........             733          30,420
Honeywell Inc. ........................           1,892         143,555
Illinois Tool Works Inc. ..............           3,697         184,619
Ingersoll Rand Co. ....................           1,633         100,838
Johnson Controls Inc. .................           1,241          50,959
Kaufman & Broad Home Corp. ............             580          10,186
Laidlaw Inc. ..........................           4,688          64,753
Lockheed Martin Corp. .................           2,876         297,846
Masco Corp. ...........................           2,395          99,991
McDermott International Inc. ..........             819          23,905
McDonnell Douglas Corp. ...............           3,167         216,939
Millipore Corp. .......................             645          28,380
Minnesota Mining &
 Manufacturing Co. .....................          6,240         636,480
Nacco Industries Inc. .................             122           6,885
National Service Industries Inc. ......             676          32,913
Navistar International Corp. Inc. .....           1,095          18,889(a)
Northrop Grumman Corp. ................             861          75,607
Owens Illinois Inc. ...................             776          33,465
PACCAR Inc. ...........................           1,160          53,867
Pall Corp. ............................           1,878          43,663


----------
See Notes to Schedule of Investments and Financial Statements

5
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                        S&P 500 Index Fund June 30, 1997 (unaudited) (continued)
--------------------------------------------------------------------------------
                                                 Number
                                               of Shares      Value
--------------------------------------------------------------------------------

Parker Hannifin Corp. .................           1,110    $   67,363
Pulte Corp. ...........................             311        10,749
Raychem Corp. .........................             666        49,534
Raytheon Co. ..........................           3,524       179,724
Rockwell International Corp. ..........           3,268       192,812
Sherwin Williams Co. ..................           2,563        79,133
Tenneco Inc. ..........................           2,548       115,138
Textron Inc. ..........................           2,468       163,813
Thermo Electron Corp. .................           2,228        75,752
Thomas & Betts Corp. ..................             793        41,682
Timken Co. ............................             931        33,109
Tyco International Ltd. ...............           2,489       173,141
United Technologies Corp. .............           3,543       294,069
Waste Management Inc. .................           6,720       215,880
Westinghouse Electric Corp. ...........           9,062       209,559
                                                           10,390,652
Consumer - Cyclical -- 8.2%

American Greetings Corp.
 (Class A) ..............................         1,117        41,469
Automatic Data Processing Inc. ..........         4,359       204,873
Black & Decker Corp. ....................         1,407        52,323
Block H & R Inc. ........................         1,552        50,052
Briggs & Stratton Corp. .................           334        16,700
Brunswick Corp. .........................         1,468        45,875
Chrysler Corp. ..........................        10,490       344,203
Cognizant Corp. .........................         2,542       102,951
Comcast Corp. (Class A) .................         4,872       104,139
Cooper Tire & Rubber Co. ................         1,223        26,906
CUC International Inc. ..................         5,922       152,862(a)
Dana Corp. ..............................         1,519        57,722
Darden Restaurants Inc. .................         2,386        21,623
Deluxe Corp. ............................         1,229        41,940
Disney (Walt) Co. .......................        10,079       808,840
Donnelley (R.R.) & Sons Co. .............         2,252        82,479
Dow Jones & Co. Inc. ....................         1,442        57,950
Dun & Bradstreet Corp. ..................         2,542        66,727
Eastman Kodak Co. .......................         4,975       381,831
Echlin Inc. .............................           931        33,516
Ford Motor Co. ..........................        17,700       668,175
Fruit of the Loom Inc. ..................         1,147        35,557(a)
Gannett Inc. ............................         2,104       207,770
General Motors Corp. ....................        10,994       612,228
Genuine Parts Co. .......................         2,696        91,327
Goodyear Tire & Rubber Co. ..............         2,319       146,822
Harland (John H.) Co. ...................           460        10,494
Harrahs Entertainment Inc. ..............         1,535        28,014(a)
Hasbro Inc. .............................         1,931        54,792
HFS Inc. ................................         2,315       134,270(a)
Hilton Hotels Corp. .....................         3,688        97,962
Interpublic Group Cos. Inc. .............         1,210        74,188
ITT Corp. ...............................         1,736       106,004(a)
ITT Industries Inc. .....................         1,763        45,397
Jostens Inc. ............................           576        15,408
King World Productions Inc. .............           557        19,495
Knight Ridder Inc. ......................         1,400      $ 68,687
Liz Claiborne Inc. ......................         1,065        49,656
Marriot International Inc. ..............         1,911       117,288
Mattel Inc. .............................         4,311       146,035
Maytag Corp. ............................         1,495        39,057
McDonalds Corp. .........................        10,417       503,271
McGraw Hill Cos. Inc. ...................         1,485        87,337
Meredith Corp. ..........................           798        23,142
New York Times Co. ......................         1,444        71,478
Newell Co. ..............................         2,371        93,951
Nike Inc. ...............................         4,304       251,246
Polaroid Corp. ..........................           678        37,629
Reebok International Ltd. ...............           830        38,803
Rubbermaid Inc. .........................         2,236        66,521
Russell Corp. ...........................           570        16,886
Safety-Kleen Corp. ......................           868        14,648
Service Corp. International .............         3,518       115,654
Shared Medical System Corp. .............           353        19,062
Snap-On Inc. ............................           909        35,792
Springs Industries Inc. .................           300        15,825
Stanley Works ...........................         1,326        53,040
Stride Rite Corp. .......................           739         9,515
Tele-Communications Inc. (Series A) .....         9,914       147,471
Time Warner Inc. ........................         8,488       409,546
Times Mirror Co. ........................         1,395        77,074
Tribune Co. .............................         1,838        88,339
TRW Inc. ................................         1,895       107,660
Tupperware Corp. ........................           928        33,872
U.S. West Communications Group ..........         9,326       188,851(a)
VF Corp. ................................           951        80,597
Viacom Inc. (Class B) ...................         5,282       158,460(a)
Wendy's International Inc. ..............         1,931        50,085
Whirlpool Corp. .........................         1,109        60,510
Xerox Corp. .............................         4,845       382,149
                                                            8,702,021
Consumer - Stable -- 11.7%

Adolph Coors Co. ........................           565       15,043
Alberto-Culver Co. ......................           833       23,324
Anheuser Busch Cos. Inc. ................         7,454      312,602
Archer-Daniels Midland Co. ..............         8,015      188,353
Avon Products Inc. ......................         1,982      139,855
Ball Corp. ..............................           454       13,648
Bemis Inc. ..............................           781       33,778
Brown-Forman Corp. ......................         1,029       50,228
Campbell Soup Co. .......................         6,976      348,800
Clorox Co. ..............................           771      101,772
Coca Cola Co. ...........................        37,151    2,507,693(f)
Colgate Palmolive Co. ...................         4,386      286,187
Conagra Inc. ............................         3,584      229,824
CPC International Inc. ..................         2,145      198,010
Crown Cork & Seal Inc. ..................         1,914      102,279
Fleming Cos. Inc. .......................           563       10,134
Fortune Brands Inc. .....................         2,541       94,811
General Mills Inc. ......................         2,411      157,016

----------
See Notes to Schedule of Investments and Financial Statements

--------------------------------------------------------------------------------
                                                 Number
                                               of Shares      Value
--------------------------------------------------------------------------------

Gillette Co. ............................         8,283   $  784,814
Heinz (H.J.) Co. ........................         5,497      253,549
Hershey Foods Corp. .....................         2,292      126,776
International Flavours ..................         1,647       83,174
Kellogg Co. .............................         3,145      269,291
Kimberly Clark Corp. ....................         8,436      419,691
Pepsico Inc. ............................        23,010      864,313
Philip Morris Cos. Inc. .................        36,479    1,618,756
Pioneer Hi-Bred International Inc. ......         1,229       98,320
Procter & Gamble Co. ....................        10,144    1,432,840
Quaker Oats Co. .........................         2,028       91,007
Ralston Purina Co. ......................         1,586      130,349
Sara Lee Corp. ..........................         7,181      298,909
Seagram Ltd. ............................         5,535      222,784
Stone Container Corp. ...................         1,479       21,168
Supervalu Inc. ..........................           998       34,431
Sysco Corp. .............................         2,636       96,214
Temple Inland Inc. ......................           826       44,604
Unilever N.V ............................         2,389      520,802
UST Inc. ................................         2,779       77,117
Whitman Corp. ...........................         1,549       39,209
Wrigley (W.M.) Junior Co. ...............         1,734      116,178
                                                          12,457,653
Energy -- 8.4%

Amerada Hess Corp. ......................         1,390       77,232
Amoco Corp. .............................         7,423      645,337(f)
Ashland Oil Inc. ........................         1,107       51,337
Atlantic Richfield Co. ..................         4,809      339,034
Baker Hughes Inc. .......................         2,171       83,991
Burlington Resources Inc. ...............         1,865       82,293
Chevron Corp. ...........................         9,741      720,225
Dresser Industries Inc. .................         2,624       97,744
Exxon Corp. .............................        37,089    2,280,973
Halliburton Co. .........................         1,868      148,039
Helmerich & Payne Inc. ..................           371       21,379
Kerr-McGee Corp. ........................           723       45,820
Louisiana Land & Exploration Co. ........           509       29,077
Mobil Corp. .............................        11,762      821,870
Occidental Petroleum Corp. ..............         4,910      123,057
Oryx Energy Co. .........................         1,564       33,040(a)
Pennzoil Co. ............................           694       53,265
Phillips Petroleum Co. ..................         3,929      171,894
Rowan Cos. Inc. .........................         1,277       35,995(a)
Royal Dutch Petroleum Co. ADR ...........        32,016    1,740,870
Santa Fe Energy Resources Inc. ..........         1,366       20,063(a)
Schlumberger Ltd. .......................         3,677      459,625
Sun Co. Inc. ............................         1,088       33,728
Texaco Inc. .............................         3,948      429,345
Union Pacific Resources Group Inc. ......         3,729       92,759
Unocal Corp. ............................         3,738      145,081
USX Marathon Group ......................         4,292      123,931
Western Atlas Inc. ......................           800       58,600(a)
                                                           8,965,604
Financial -- 11.2%

Ahmanson (H.F.) & Co. ...................         1,574    $   67,682
American Express Co. ....................         7,074       527,013(f)
American General Corp. ..................         3,604       172,084
Banc One Corp. ..........................         6,381       309,080(f)
Bank of New York Inc. ...................         5,855       254,692(f)
BankAmerica Corp. .......................        10,714       691,723
BankBoston Corp. ........................         2,283       164,519
Bankers Trust New York Corp. ............         1,219       106,053
Barnett Banks Inc. ......................         3,115       163,538
Beneficial Corp. ........................           806        57,276
Charles Schwab Corp. ....................         2,189        89,065
Chase Manhattan Corp. ...................         6,477       628,674
Citicorp ................................         6,916       833,810
Comerica Inc. ...........................         1,604       109,072
Corestates Financial Corp. ..............         3,140       168,775
Countrywide Credit Industries ...........         1,400        43,663
Federal Home Loan Mortgage Corp. ........        10,465       359,734
Federal National Mortgage Assoc .........        15,976       696,953
Fifth Third Bancorp .....................         1,581       129,741
First Bank Systems Inc. .................         2,008       171,433
First Chicago Corp. .....................         4,760       287,980
First Union Corp. .......................         4,235       391,737
Fleet Financial Group Inc. ..............         3,916       247,687
Golden West Financial Corp. .............           855        59,850
Great Western Financial Corp. ...........         2,055       110,456
Green Tree Financial Corp. ..............         2,051        73,067
Household International Inc. ............         1,447       169,932
KeyCorp .................................         3,364       187,963
MBIA Inc. ...............................           645        72,764
MBNA Corp. ..............................         4,989       182,722
Mellon Bank Corp. .......................         3,864       174,363
Merrill Lynch & Co. Inc. ................         4,917       293,176
MGIC Investment Corp. ...................         1,759        84,322
Morgan (J.P.) & Co. Inc. ................         2,764       288,492
Morgan Stanley, Dean Witter,
  Discover & Co. ........................         8,498       365,945 (a)
National City Corp. .....................         3,332       174,930
Nationsbank Corp. .......................        10,905       703,372
Norwest Corp. ...........................         5,529       311,006
PNC Bank Corp. ..........................         5,008       208,458
Providian Financial Corp. ...............         1,398        44,911 (a)
Republic of New York Corp. ..............           823        88,473
Salomon Inc. ............................         1,627        90,502
Suntrust Banks Inc. .....................         3,329       183,303
Transamerica Corp. ......................           988        92,440
Travelers Group Inc. ....................         9,540       601,616
US Bancorp ..............................         2,254       144,538
Wachovia Corp. ..........................         2,466       143,799
Wells Fargo &  Co. ......................         1,346       362,747
                                                           11,885,131
Healthcare -- 10.9%

Abbott Laboratories .....................        11,598       774,166 (f)
Allergan Inc. ...........................           976        31,049
Alza Corp. ..............................         1,261        36,569 (a)

----------
See Notes to Schedule of Investments and Financial Statements

--------------------------------------------------------------------------------
                                                 Number
                                               of Shares      Value
--------------------------------------------------------------------------------

American Home Products Corp. ............         9,627    $  736,465 (f)
Amgen Inc. ..............................         3,948       229,478 (f)
Bard (C.R.) Inc. ........................           851        30,902
Bausch & Lomb Inc. ......................           828        39,020
Baxter International Inc. ...............         4,074       212,867
Becton, Dickinson & Co. .................         1,835        92,897
Beverly Enterprises .....................         1,482        24,083 (a)
Biomet Inc. .............................         1,707        31,793
Boston Scientific Corp. .................         2,894       177,800 (a)
Bristol-Myers Squibb Co. ................        14,954     1,211,274 (f)
Cardinal Health Inc. ....................         1,649        94,405
Columbia/HCA Healthcare Corp. ...........        10,023       394,029
Eli Lilly & Co. .........................         8,308       908,168
Guidant Corp. ...........................         1,106        94,010
Healthsouth Corp. .......................         5,136       128,079 (a)
Humana Inc. .............................         2,427        56,124 (a)
Johnson & Johnson .......................        19,883     1,279,968
Mallinckrodt Inc. .......................         1,104        41,952
Manor Care Inc. .........................           937        30,570
Medtronic Inc. ..........................         3,583       290,223
Merck & Co. Inc. ........................        18,075     1,870,762
Pfizer Inc. .............................         9,624     1,150,068
Pharmacia & Upjohn Inc. .................         7,585       263,579
Schering Plough Corp. ...................        11,029       528,013 (f)
St. Jude Medical Inc. ...................         1,223        47,697 (a)
Tenet Healthcare Corp. ..................         4,497       132,943 (a)
United Healthcare Corp. .................         2,747       142,844
United States Surgical Corp .............         1,045        38,926
Warner-Lambert Co. ......................         4,049       503,088
                                                           11,623,811
Insurance -- 3.5%

Aegon ...................................           552       38,654
Aetna Inc. ..............................         2,252      230,548
Allstate Corp. ..........................         6,638      484,574 (f)
American International Group Inc. .......         7,010    1,047,119 (f)
Aon Corp. ...............................         2,424      125,442
Chubb Corp. .............................         2,597      173,674
CIGNA Corp. .............................         1,121      198,977
Conseco Inc. ............................         2,847      105,339
General Reinsurance Corp. ...............         1,228      223,496
Hartford Financial Services Group .......         1,752      144,978
Jefferson-Pilot Corp. ...................         1,055       73,718
Lincoln National Corp. ..................         1,556      100,168
Loews Corp. .............................         1,716      171,815
Marsh & McLennan Cos. Inc. ..............         2,436      173,869
Safeco Corp. ............................         1,881       87,819
St. Paul Cos. Inc. ......................         1,238       94,398
Torchmark Corp. .........................         1,050       74,813
UNUM Corp. ..............................         2,182       91,644
USF & G Corp. ...........................         1,568       37,632
                                                           3,678,677
Miscellaneous -- 0.2%

SPDR Trust ..............................         3,000   $  264,938

Retail Trade -- 4.4%

Albertsons Inc. .........................         3,747      136,766
American Stores Co. .....................         2,176      107,440
Autozone Inc. ...........................         2,244       52,874 (a)
Charming Shoppes Inc. ...................         1,573        8,209 (a)
Circuit City Stores Inc. ................         1,463       52,028
Costco Cos. Inc. ........................         3,133      102,997 (a)
CVS Corp. ...............................         2,149      110,136
Dayton Hudson Corp. .....................         3,238      172,221
Dillards Inc. ...........................         1,695       58,689
Federated Department Stores Inc. ........         3,104      107,864 (a)
Gap Inc. ................................         4,169      162,070
Giant Foods Inc. ........................           892       29,102
Great Atlantic & Pacific Tea Co. Inc. ...           570       15,497
Harcourt General Inc. ...................         1,061       50,530
Home Depot Inc. .........................         7,171      494,351
K Mart Corp. ............................         7,231       88,580 (a)
Kroger Co. ..............................         3,765      109,185 (a)
Limited Inc. ............................         4,047       81,952
Longs Drug Stores Corp. .................           582       15,241
Lowes Cos. Inc. .........................         2,582       95,857
May Department Stores Co. ...............         3,656      172,746
Mercantile Stores Inc. ..................           549       34,553
Nordstrom Inc. ..........................         1,196       58,679
Penney J.C. Inc. ........................         3,687      192,415
Pep Boys Manny Moe & Jack ...............           903       30,758
Rite Aid Corp. ..........................         1,829       91,221
Sears Roebuck & Co. .....................         5,845      314,169
Tandy Corp. .............................           864       48,384
TJX Cos. Inc. ...........................         2,320       61,190
Toys 'R Us Inc. .........................         4,335      151,725 (a)
Wal Mart Stores Inc. ....................        34,012    1,150,031
Walgreen Co. ............................         3,675      197,072
Winn Dixie Stores Inc. ..................         2,240       83,440
Woolworth Corp. .........................         2,000       48,000 (a)
                                                           4,685,972
Software & Services -- 3.5%

Adobe Systems Inc. ......................         1,098        38,499
Autodesk Inc. ...........................           712        27,278
Computer Associates International Inc. ..         5,421       301,882
Computer Sciences Corp. .................         1,141        82,295    (a)
Equifax Inc. ............................           979        36,407
First Data Corp. ........................         6,681       293,546
Microsoft Corp. .........................        17,964     2,270,200 (a)
Novell Inc. .............................         5,166        35,839 (a)
Oracle Systems Corp. ....................         9,848       496,093 (a)
Parametric Technology Corp. .............         1,903        80,996 (a)
Unisys Corp. ............................         2,609        19,894 (a)
                                                            3,682,929

----------
See Notes to Schedule of Investments and Financial Statements

--------------------------------------------------------------------------------
                                                 Number
                                               of Shares      Value
--------------------------------------------------------------------------------

Technology -- 8.9%

3Com Corp. ..............................         4,954    $  222,930 (a)
Advanced Micro Devices Inc. .............         2,037        73,332 (a)
Amdahl Corp. ............................         1,811        15,846 (a)
Andrew Corp. ............................         1,356        38,138 (a)
Apple Computer ..........................         1,860        26,505
Applied Materials Inc. ..................         2,700       191,194 (a)
Bay Networks Inc. .......................         2,945        78,227 (a)
Cabletron Systems Inc. ..................         2,326        65,855 (a)
Cisco Systems Inc. ......................         9,923       666,081 (a)
Compaq Computer Corp. ...................         4,042       401,168 (a)
Data General Corp. ......................           595        15,470 (a)
Dell Computer Corp. .....................         2,528       296,882 (a)
Digital Equipment Corp. .................         2,347        83,172 (a)
DSC Communications Corp. ................         1,750        38,937 (a)
EG & G Inc. .............................           705        15,863
EMC Corp. of Massachusetts ..............         3,668       143,052 (a)
General Instrument Corp. ................         2,043        51,075 (a)
Harris Corp. ............................           581        48,804
Hewlett Packard Co. .....................        15,141       847,896
Ikon Office Solutions Inc. ..............         2,010        50,124
Intel Corp. .............................        12,251     1,737,345
Intergraph Corp. ........................           710         6,035 (a)
International Business Machines .........        14,865     1,340,637
LSI Logic Corp. .........................         2,096        67,072 (a)
Lucent Technologies Inc. ................         9,527       686,539
Micron Technology Inc. ..................         3,127       124,885
Moore Corp. Ltd. ........................         1,474        29,019
Motorola Inc. ...........................         8,851       672,676
National Semiconductor Corp. ............         2,083        63,792 (a)
Northern Telecom Ltd. ...................         3,857       350,987
Perkin Elmer Corp. ......................           650        51,716
Pitney Bowes Inc. .......................         2,216       154,012
Scientific-Atlanta Inc. .................         1,153        25,222
Seagate Technology ......................         3,690       129,842 (a)
Silicon Graphics Inc. ...................         2,633        39,495 (a)
Sun Microsystems Inc. ...................         5,495       204,517 (a)
Tandem Computers Inc. ...................         1,773        35,903 (a)
Tektronix Inc. ..........................           492        29,520
Tellabs Inc. ............................         2,676       149,521
Texas Instruments Inc. ..................         2,842       238,906
                                                            9,508,192

Transportation -- 1.2%

AMR Corp. ...............................         1,357       125,522 (a)
Burlington Northern Santa Fe ............         2,283       205,185
Caliber Systems Inc. ....................           584        21,754
CSX Corp. ...............................         3,238       179,709
Delta Air Lines Inc. ....................         1,091        89,462
Federal Express Corp. ...................         1,703        98,348 (a)
Norfolk Southern Corp. ..................         1,867       188,100
Ryder System Inc. .......................         1,131        37,323
Southwest Airlines Co. ..................         2,164        55,994
U.S. Airways Group Inc. .................         1,207        42,245 (a)
Union Pacific Corp. N.V .................         3,654       257,607
                                                            1,301,249

Utilities -- 8.8%

Airtouch Communications Inc. ............         7,486       204,929 (a,f)
Alltel Corp. ............................         2,794        93,424 (f)
American Electric Power Inc. ............         2,797       117,474
American Telephone &
  Telegraph Corp. .......................        24,192       848,232 (f)
Ameritech Corp. .........................         8,202       557,223 (f)
Baltimore Gas & Electric Co. ............         2,203        58,792
Bell Atlantic Corp. .....................         6,536       495,919 (f)
Bellsouth Corp. .........................        14,799       686,304 (f)
Carolina Power & Light Co. ..............         2,260        81,077
Central & South West Corp. ..............         3,148        66,895
CINergy Corp. ...........................         2,353        81,914
Coastal Corp. ...........................         1,571        83,557
Columbia Gas Systems Inc. ...............           823        53,701
Consolidated Edison Co.
  of New York Inc. ......................         3,507       103,237
Consolidated Natural Gas Co. ............         1,415        76,145
Dominion Resources Inc. .................         2,689        98,485
DTE Energy Co. ..........................         2,166        59,836
Duke Power Co. ..........................         5,167       247,697
Eastern Enterprises .....................           302        10,476
Edison International ....................         6,142       152,782
Enron Corp. .............................         3,798       155,006
Enserch Corp. ...........................         1,039        23,118
Entergy Corp. ...........................         3,447        94,362
FPL Group Inc. ..........................         2,731       125,797
Frontier Corp. ..........................         2,443        48,707
GPU Inc. ................................         1,800        64,575
GTE Corp. ...............................        14,361       630,089
Houston Industries Inc. .................         3,500        75,031
MCI Communications Corp. ................        10,225       391,426
Niagara Mohawk Power Corp. ..............         2,154        18,444
Nicor Inc. ..............................           743        26,655
Noram Energy Corp. ......................         2,049        31,247
Northern States Power Co.
  of Minnesota ..........................         1,030        53,302
NYNEX Corp. .............................         6,569       378,539
Ohio Edison Co. .........................         2,277        49,667
Oneok Inc. ..............................           407        13,100
Pacific Enterprises .....................         1,269        42,670
Pacificorp ..............................         4,399        96,778
Peco Energy Co. .........................         3,322        69,762
Peoples Energy Corp. ....................           521        19,505
PG&E Corp. ..............................         6,154       149,234
PP&L Resources Inc. .....................         2,422        48,289
Public Service Enterprise Group .........         3,559        88,975
SBC Communications Inc. .................        13,690       847,069
Sonat Inc. ..............................         1,287        65,959
Southern Co. ............................        10,058       220,019
Sprint Corp. ............................         6,426       338,168
Texas Utilities Co. .....................         3,353       115,469
U.S. West Inc. ..........................         7,156       269,692

----------
See Notes to Schedule of Investments and Financial Statements

--------------------------------------------------------------------------------
                                                 Number
                                               of Shares        Value
--------------------------------------------------------------------------------

Unicom Corp. ............................         3,219    $     71,623
Union Electric Co. ......................         1,524          57,436
Williams Cos. Inc. ......................         2,343         102,506
WorldCom Inc. ...........................        13,298         425,536 (a)
                                                              9,385,854
Total Common Stock
  (Cost $81,600,191) ....................                   101,627,478

--------------------------------------------------------------------------------
Preferred Stock -- 0.0%
--------------------------------------------------------------------------------

Ceridian Corp.
  (Cost $49,149) ........................         1,204          50,869 (a)

Total Investments in Securities
  (Cost $81,649,340) ....................                   101,678,347

--------------------------------------------------------------------------------
Short Term Investments -- 4.3%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund
  (Cost $4,575,083) .....................     4,575,083    $  4,575,083

Other Assets and Liabilities,
  net 0.3% ..............................                       291,990
                                                           ------------
NET ASSETS -- 100% ......................                  $106,545,420
                                                           ============


Other Information

The S&P 500 Index Fund had the following long Futures contracts open at June 30, 1997:

                                     Number
                  Expiration         of             Underlying       Unrealized
Description       Date               Contracts      Face Value       (Loss)
-------------------------------------------------------------------------------
S&P 500           September 1997     10             $4,451,250       ($50,500)



----------
See Notes to Schedule of Investments and Financial Statements

Government Securities Fund

Q&A

Bob MacDougall leads the fixed income team at GE Investments. Assets under management exceed $19 billion. Bob joined GE Investments in 1986 as Mutual Fund Portfolio Manager, became Senior Vice President - Fixed Income in 1992 and was named to his present position in 1997. Previously he was with GE's Corporate Treasury Operation managing the Company's $2 billion portfolio of marketable securities and supporting the Treasurer in the areas of debt management and capital structure planning. Prior to that, Bob held various financial management positions since joining GE in 1973. He holds Bachelor's and Master's degrees in Business Administration from the University of Massachusetts.

Q. How did the Government Securities Fund perform compared to its benchmark for the six months ended June 30, 1997?

A. The Government Securities Fund had a total return of 1.2% for the period December 30,1996 through June 30, 1997. The Lehman Brothers Government Bond Index returned 2.1% for the same period.

     GE Investment Management Incorporated assumed portfolio management responsibility for the Fund on May 1, 1997.

Q. How has the investment strategy of this Fund changed since the end of the year?

A. As of the end of 1996, the Fund was totally invested in U.S. Treasury issues. The most significant change in strategy that occurred during the last six months was to diversify the portfolio by reducing the U.S. Treasury weighting and adding exposure to U.S. Government Agency issues. These securities have the same high quality rating as U.S. Treasuries and offer additional yield to the fund. Although the majority of the portfolio still remains in U.S. Treasuries, an allocation to Agencies will most likely continue to be a part of the strategy going forward in order to enhance the yield without compromising the quality of the Fund.

Q.   What happened in the bond market during the past six months?

A. Data released at the end of 1996 indicated that the economy was growing moderately while inflation remained low. Investors were concerned with how fast the economy could grow without seeing signs of rising inflation. Volatility increased during February as a result of Federal Reserve Chairman Greenspan's semi-annual monetary policy testimony before the Senate. He expressed concerns about an overvalued stock market and warned that rates could be increased in a preemptive inflation strike. The Federal Reserve raised interest rates in March as above trend growth continued. In April, rumor of a balanced budget deal and additional non-inflationary economic data reduced the negative tone in the market. Growth began to slow down as consumers increased their debt levels from above average spending. Yields continued to fall at the end of the second quarter as investors started to perceive that the economy might be moderating to a level that would keep inflation low reducing the need for the Federal Reserve to raise interest rates in the near term. Although the market changed frequently during the six month period, the yield on long Treasuries rose only slightly from 6.6% on December 31, 1996 to 6.8% at the end of June 1997.

Q.   What is the outlook for the Government Fund?

A. We are slightly defensive on the market and maintain a yield advantage versus the index. We expect interest rates to rise during the fall as the second quarter slowdown will be temporary and not severe enough to ease the extremely tight labor markets. We expect the Federal Reserve to tighten before year end, and since market yields do not reflect this view, we will stay defensive. We believe that the additional tightening of monetary policy will be a relatively small 25-50 basis points (.25% - .50%) over the next six months, and as a result, we would view any rise in rates as an opportunity to extend the average maturity of the Fund.

                         Average Annual Total Return %
                       for the periods ended June 30, 1997

                                        Fund             LB Government
                                        ----             -------------
              6 Month                   1.15%               2.09%
              1 Year                    5.63%               7.40%
              5 Year                    5.41%               6.97%
              10 Year                   7.08%               8.47%
              Inception date          6/30/85

                     See page 30 for Notes to Performance.
              Past performance is no guarantee of future results.
        The performance data shown does not reflect charges made by the separate account. Inclusion of these charges would
                         reduce the performance quoted.

                               Schedule of Investments June 30, 1997 (unaudited)
--------------------------------------------------------------------------------

GOVERNMENT SECURITIES FUND

                                              Principal
                                               Amount         Value
                                               ------         -----

Bonds and Notes -- 95.3%
--------------------------------------------------------------------------------
U.S. Governments -- 95.3%

Federal Farm Credit Bank
6.80%         04/04/02                       $1,500,000     $1,514,535

Federal Home Loan Mortgage Corp.
6.33%         09/21/05                        1,500,000      1,456,410

Federal National Mortgage Assoc.
6.43%         04/11/99                        1,000,000      1,003,590

Private Export Funding Corp.
7.01%         04/30/04                        1,000,000      1,020,930

Student Loan Marketing Assoc.
5.20%         02/26/99                        1,000,000        986,410

Tennessee Valley Authority
6.00%         11/01/00                        1,000,000        986,410

U.S. Treasury Notes
5.25%         01/31/01                          271,000        261,981
5.75%         09/30/97                           44,000         44,034
5.875%        11/30/01                        1,000,000        980,780
6.25%         08/31/00 - 02/15/03             2,681,000      2,678,141
6.50%         08/31/01                        1,357,000      1,363,568
6.875%        03/31/00                          814,000        827,227
                                                             6,155,731
Total Investments in Securities
  (Cost $13,061,247)                                        13,124,016

                                              Number of
                                               Shares
--------------------------------------------------------------------------------
Short Term Investments -- 2.7%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund
  (Cost $372,300)                                372,300        372,300

Other Assets and Liabilities,
  net 2.0%                                                      274,090
                                                            -----------
NET ASSETS  --  100%                                        $13,770,406
                                                            ===========


----------
See Notes to Schedule of Investments and Financial Statements

Money Market Fund

Q&A

Refer to page 11 for Bob MacDougall's biographical details.

Q. How did the Money Market Fund perform compared to its benchmark for the six months ended June 30, 1997?

A. The Money Market Fund had a total return of 2.7% for the period December 30, 1996 through June 30, 1997. The 90 Day Treasury Bill returned 2.6% for the same period.

     GE Investment Management Incorporated assumed portfolio management responsibility for the Fund on May 1, 1997.

Q.   What is your investment strategy?

A. Our top priority for this Fund is to ensure that we have sufficient liquidity to meet investors needs and to maintain a high quality portfolio. Along this end, we are changing the composition of the Fund from 100% Bank and Corporate securities to at least 35% U.S. Government debt and the balance in the highest quality, Tier 1 rated securities (Moody's P-1/S&P A-1). This allocation will be completed at the start of the third quarter and will improve the overall credit worthiness of the Fund without adversely affecting the yield. We do not buy what we would consider to be exotic derivatives in order to reach for yield. We do adjust our average portfolio maturity depending upon our outlook for the direction of short-term interest rates.

Q.   What happened in the market over the past six months?

A. At the close of 1996, the Federal Funds Rate was 5.25% with the 1 Year Treasury Bill yield of 5.48%. With the economy starting to show signs of growth early in the first quarter, interest rates rose in anticipation of a Federal Reserve interest rate hike. This increase officially occurred at the March Federal Open Market Committee (FOMC) meeting. Fed Funds were raised 25 basis points (.25%) to 5.50% and the yield on the 1 Year T-Bill reached 6.00%. The economic data released to that point indicated further rate increases were forthcoming.

Q.   What is the outlook for the Money Market Fund?

A. As short term rates have flattened due to low unemployment and slow rising inflation, the probability of an immediate rate hike by the Federal Reserve is minimal. We expect interest rates to rise in early fall as the second quarter slowdown will be temporary and not severe enough to ease the extremely tight labor markets. We expect the Fed to tighten before year end (.25% - .50% over the next six months) and as a result, we would view any rise in rates as an opportunity to extend the average maturity of the Fund.

                         Average Annual Total Return %
                      for the periods ended June 30, 1997

                                        Fund           90 Day T-Bill
                                        ----           -------------
              6 Month                   2.66%             2.57%
              1 Year                    5.47%             5.19%
              5 Year                    4.27%             4.48%
              10 Year                   5.39%             5.59%
              Inception date           6/30/85


                                   Fund Yield
                               as of June 30, 1997

                                        Fund         IBC Money Fund
                                        ----         --------------
              7 day current             5.4%             5.0%
              7 day effective           5.6%             5.2%

Current Yield represents income earned on an investment in the Money Market Fund for a seven day period and then annualized.

Effective Yield is calculated similarly but is slightly higher because it reflects the compounding effect of earnings on reinvested dividends.

An investment in the Money Market Fund is neither insured nor guaranteed by the U.S. Government, and no assurance can be given that the Money Market Fund will be able to maintain a stable net asset value of $1.00 per share.

                     See page 30 for Notes to Performance.
              Past performance is no guarantee of future results.
           The performance data shown does not reflect charges made by the separate account. Inclusion of these charges would
                         reduce the performance quoted.

                               Schedule of Investments June 30, 1997 (unaudited)
--------------------------------------------------------------------------------
MONEY MARKET FUND
                                             Principal        Amortized
                                              Amount             Cost
--------------------------------------------------------------------------------
Short Term Investments -- 96.1%
U.S. Governments(d) -- 26.1%
Federal Home Loan Mortgage Corp.
5.53%         07/08/97 - 07/10/97            $7,000,000      $ 6,991,402
5.58%         07/02/97                        5,530,000        5,529,155
5.73%         08/08/97                        5,080,000        5,050,347
                                                              17,570,904
Federal National Mortgage Assoc.
5.51%         09/12/97                        3,760,000        3,718,523
5.60%         07/01/97                        1,000,000        1,000,000
5.64%         07/18/97 - 09/15/97             8,100,000        8,043,414
5.88%         11/06/97                        4,100,000        4,018,583
                                                              16,780,520
Total U.S. Governments
  (Cost $34,351,424)                                          34,351,424

Commercial Paper(d)-- 39.8%

Abbey National PLC
5.64%         09/25/97                        4,800,000        4,736,303
Ameritech Corp.
5.63%         07/03/97                        5,000,000        4,998,458
Halifax Building Society
5.56%         08/18/97                        4,800,000        4,764,736
International Lease Finance Corp.
5.68%         07/17/97                        4,465,000        4,453,887
Koch Industries
5.54%         07/03/97                        4,800,000        4,798,525
Merrill Lynch & Co. Inc.
5.64%         09/02/97                        1,170,000        1,158,595
5.69%         08/27/97                        2,870,000        2,844,507
Nalco Chemical Co.
5.71%         07/14/97                        5,000,000        4,989,835
Norwest Corp.
5.61%         09/24/97                        4,870,000        4,806,413
Prudential Funding Corp.
5.44%         07/03/97                          915,000          915,000
Schering Plough Corp.
5.64%         07/01/97                        5,000,000        5,000,000
Toronto Dominion Bank
5.65%         08/22/97                        5,250,000        5,207,761
UBS Finance Delaware Inc.
5.13%         07/01/97                        3,700,000        3,700,000
Total Commercial Paper
 (Cost $52,374,020)                                           52,374,020

Certificates of Deposit -- 30.2%

Algemene Yankee
5.59%         07/30/97                      $ 5,100,000      $ 5,100,000
Bank of Montreal
5.59%         07/31/97                        5,250,000        5,250,000
Bank of Nova Scotia
5.72%         08/07/97                        5,000,000        5,000,000
Bayerische Hypotheken Bank
5.65%         09/09/97                        5,100,000        5,100,000
Bayerische Vereinsbank AG
5.61%         07/16/97                        5,000,000        5,000,000
Credit Suisse
5.63%         08/27/97                        4,000,000        4,000,063 (d)
Societe Generale
5.59%         08/18/97                        4,800,000        4,800,000
Swiss Bank Corp.
5.63%         07/03/97                        5,500,000        5,500,000

Total Certificates of Deposit
 (Cost $39,750,063)                                           39,750,063

Total Short Term Investments
 (Cost $126,475,507)                                         126,475,507

Other Assets and Liabilities,
  net 3.9%                                                     5,135,300
                                                            ------------
NET ASSETS  --  100%                                        $131,610,807
                                                            ============
----------

See Notes to Schedule of Investments and Financial Statements

                                                               Total Return Fund
--------------------------------------------------------------------------------

Q&A

David Carlson, Ralph Layman and Bob MacDougall share portfolio management responsibility for the Total Return Fund. Dave Carlson manages the equity portion, Ralph Layman manages the international equity portion and Bob MacDougall manages the fixed income portion of the Fund. Please refer to page 20 for Ralph's biographical details and page 11 for Bob's biographical details.

David Carlson manages pension and mutual fund portfolios with total assets of over $4 billion. Dave joined GE in 1980 on the GE Financial Management Program. In 1982, he joined GE Investments as a Security Analyst responsible for several consumer industries. In 1988, Dave assumed responsibility for managing Elfun Trusts. He is a Trustee for the GE Canada Pension Trust, a Chartered Financial Analyst (CFA) and a member of the New York Society of Security Analysts. Dave is a graduate of Indiana University with a B.S. in Business.

Q. How did the Total Return Fund perform compared to its benchmarks for the six months ended June 30, 1997?

A. The Total Return Fund had a return of 10.4% for the period December 30, 1996 through June 30, 1997. For the same period the market benchmarks had the following returns: U.S. stocks (S&P 500 Index) up 18.5%, international stocks (MSCI EAFE) up 11.8%, and bonds (LB Aggregate) up 2.6%.

     GE Investment Management Incorporated assumed portfolio management responsibility for the Fund on May 1, 1997.

Q.   What is the current breakdown of asset allocation in the Total Return Fund?

A. Currently, U.S. stocks comprise 42% of the total net asset value, international stocks 19%, fixed income 31% and cash 8%.

Q.   How do you decide the allocation to each asset class?

A. We have a rigorous analytical approach to asset allocation. The asset allocation committee that sets the policy for the GE Pension Trust also sets the policy for the Total Return Fund. We employ a variety of quantitative models that compare the expected return for each asset class against the other asset classes, with a look at current levels and historical levels. Essentially, we try to assess the risk/reward offered in each market and recommend an appropriate weight for each asset class.

Q.   What is your investment philosophy?

A. There are several investment characteristics that cut across all asset classes. First, we are investors as opposed to traders. We take a long term value approach rather than chase the hot idea of the moment. Second, we have a bottom-up approach to portfolio construction, meaning we seek attractive investments on a case by case basis. As a result, our turnover is low by industry standards. Finally, we have a quality orientation. In stocks, we look for industry leadership, and in bonds, we will not sacrifice quality by reaching for yield.

Q.   What is the outlook for the Total Return Fund?

A. We would characterize the positioning of the Fund as somewhat defensive. Equities are lower than normal in weight, and cash is higher than normal. Within each asset class the focus remains on finding high quality investment vehicles at attractive valuation levels. Should the market sell off in the near future, we believe we are positioned to take advantage of the volatility.

                         Average Annual Total Return %
                       for the periods ended June 30, 1997

                                                         MSCI           LB
                                    Fund     S&P 500     EAFE        Aggregate
                                    ----     -------     ----        ---------
              6 Month              10.37%    18.53%      11.84%        2.58%
              1 Year               19.66%    34.67%      12.84%        8.15%
              5 Year               14.27%    19.77%      12.83%        7.12%
              10 Year              11.44%    14.63%       6.51%        8.81%
              Inception date      6/30/85

                     See page 30 for Notes to Performance.
              Past performance is no guarantee of future results.
          The performance data shown does not reflect charges made by the separate account. Inclusion of these charges would
                         reduce the performance quoted.

                               Schedule of Investments June 30, 1997 (unaudited)
--------------------------------------------------------------------------------
TOTAL RETURN FUND
                                                Number
                                              of Shares      Value
--------------------------------------------------------------------------------
Common Stock -- 60.8%
--------------------------------------------------------------------------------
Basic Materials -- 1.6%

Air Products & Chemicals Inc. ..........        1,200     $ 97,500
Airgas Inc. ............................        5,900      116,894 (a)
Banpu PLC ..............................          900       13,132
BASF AG ................................        1,329       49,111
Holderbank Financiere Glarus AG ........           30       28,335
Morton International Inc. ..............        6,000      181,125
SGL Carbon AG ..........................          841      115,149
South African Iron & Steel .............       83,110       54,955
Tokyo Steel Manufacturing ..............        2,200       24,568
Usinor Sacilor .........................        1,974       35,606
                                                           716,375

Capital Goods -- 6.9%

ABB AG .................................          104      157,425
AlliedSignal Inc. ......................        5,600      470,400
AMP Inc. ...............................        3,400      141,950
Bombardier Inc. (Class B) ..............        2,844       64,564
Dover Corp. ............................        8,600      528,900
Emerson Electric Co. ...................        2,100      115,631
Grupo Carso S.A. de C.V. ADR ...........        3,394       47,007
Hubbell Inc. (Class B) .................        6,000      268,875
Lyonnaise Des Eaux S.A .................          542       54,599
Mannesmann AG ..........................          264      117,612
Metra AB ...............................          154        4,641
Molex Inc. (Class A) ...................        4,800      167,400
NEC Corp. ..............................        6,000       83,755
PT Mulia Industrindo ...................       30,500       15,990
Schneider S.A ..........................          228       12,136
Siam Cement PLC ........................          200        3,459
Siebe PLC ..............................        8,068      136,775
Siemens AG .............................        1,697      100,754
Tyco International Ltd. ................        1,400       97,387
VA Technologie AG ......................          740      135,422
Valeo S.A ..............................        1,440       89,438
Valmet Corp. ...........................        1,869       32,321
Waste Management Inc. ..................        4,200      134,925
                                                         2,981,366

Consumer - Cyclical -- 7.8%

Airtours PLC ...........................        7,574      146,563
Autoliv Inc. ...........................        1,400       54,775
Autoliv Inc. SDR .......................          100        3,846 (a)
Automatic Data Processing Inc. .........        5,800      272,600
Canon Inc. .............................        6,000      163,322
Carnival Corp. (Class A) ...............        3,300      136,125
Catalina Marketing Corp. ...............        2,800      134,750 (a)
Circus Circus Enterprises Inc. .........        3,600       88,650 (a)
Comcast Corp. (Class A) ................        6,600      141,075
Comcast UK Cable Partners Ltd.
  (Class A) ............................        7,700       92,400 (a)
CUC International Inc. .................        5,000      129,062 (a)
Disney (Walt) Co. ......................        3,000      240,750
Electrolux AB (Series B) ...............          864       62,325
Gannett Inc. ...........................        2,000      197,500
Granada Group PLC ......................        7,089       93,262
Gucci Group N.V. ADR ...................          145        9,334
Harman International Industries Inc. ...        2,700      113,738
Honda Motor Co. ........................        3,000       90,298
Industrie Natuzzi Spa ADR ..............          432       11,070
Interpublic Group Cos. Inc. ............        3,100      190,069
Johnson Electric Holdings ..............        7,000       20,872
Kinnevik (Series B) ....................        1,080       30,087
Lucas Varity PLC .......................       12,511       43,336
McDonalds Corp. ........................        2,300      111,119
Michelin CGDE (Regd.) ..................          768       46,119
Polygram N.V ...........................        1,664       87,316
Reed International PLC .................       10,482      101,243
Saatchi & Saatchi ......................       26,293       54,732
Sony Corp. .............................        1,400      122,021
Suzuki Motor Corp. .....................        5,000       63,252
Tele-Communications Inc. (Class A) .....        7,600      113,050
Tele-Communications Inc.
  Liberty Media Group (Series A) .......        4,600      109,250 (a)
Television Broadcasts Ltd. ADR .........        9,000       40,427
Time Warner Inc. .......................        1,900       91,675
                                                         3,406,013

Consumer - Stable -- 4.7%

Anheuser Busch Cos. Inc. ...............        2,000       83,875
Avon Products Inc. .....................        2,800      197,575
Coca Cola Amatil Ltd. ..................        4,121       53,568
Coca Cola Co. ..........................        1,400       94,500
Colgate Palmolive Co. ..................        1,600      104,400
Gehe AG ................................        1,241       84,674
Gillette Co. ...........................        1,200      113,700
Gruma S.A. de C.V ......................        1,818        8,371
Kimberly Clark Corp. ...................        7,100      353,225
Nestle S.A. (Regd.) ....................           66       87,066
Panamerican Beverages Inc.
  (Class A) ............................        1,670       54,901
Pepsico Inc. ...........................        8,500      319,281
Philip Morris Cos. Inc. ................        7,800      346,125
Procter & Gamble Co. ...................          700       98,875
San Miguel Corp. .......................       16,930       44,610
                                                         2,044,746

Energy -- 5.8%

Amoco Corp. ............................        1,500      130,406
Anadarko Petroleum Corp. ...............        2,200      132,000
Atlantic Richfield Co. .................        2,600      183,300
Baker Hughes Inc. ......................        2,500       96,719

----------
See Notes to Schedule of Investments and Financial Statements

--------------------------------------------------------------------------------
                                                Number
                                              of Shares      Value
--------------------------------------------------------------------------------


Coflexip S.A. ADR ......................        1,622     $ 48,863
ENI Spa (Regd.) ........................        4,461       25,263
Exxon Corp. ............................        3,100      190,650
OMV AG .................................          296       37,916
Repsol S.A .............................        2,161       91,368
Royal Dutch Petroleum Co. ADR ..........        6,800      369,750
Saga Petroleum .........................          785       14,888
Schlumberger Ltd. ......................        3,900      487,500
Texaco Inc. ............................        1,200      130,500
Total S.A. (Class B) ...................        1,923      194,371
Union Pacific Resources Group Inc. .....        3,200       79,600
Unocal Corp. ...........................        6,000      232,875
Veba AG ................................          951       53,436
                                                         2,499,405

Financial -- 7.2%

Alpha Credit Bank (Regd.) ..............          365       24,837
American Express Co. ...................        2,100      156,450
AMMB Holdings ..........................        1,200        7,464
Banco Comercial Portugues ADR ..........        4,715       88,689
Banco Santander ........................        1,419       43,721
Cheung Kong (Holdings) Ltd. ............        7,000       69,121
China Resources Development Inc. .......        6,000       29,430
Citicorp ...............................        2,600      313,463
Countrywide Credit Industries Inc. .....        3,900      121,631
DBS Land ...............................        6,000       18,969
Den Danske Bank ........................        1,075      104,587
Dresdner Bank AG .......................          749       25,896
Federal National Mortgage Assoc ........       11,000      479,875
First Industrial Realty Trust Inc. .....          428       10,700 (a)
HSBC Holdings PLC ......................        4,800      144,360
ING Groep N.V ..........................        2,489      114,756
Investor AB ............................          178        9,377
Lai Sun Development Co. Ltd. ...........       17,000       19,091
Merita Ltd. ............................        3,751       12,497
Metro Bank & Trust Co. .................        1,800       38,217
Morgan (J.P.) & Co. Inc. ...............        1,200      125,250
New World Development Co. Ltd. .........        4,000       23,853
Promise Co. ............................          500       28,616
State Street Corp. .....................        5,100      235,875
Sumitomo Realty & Development ..........        2,000       17,623
Thai Farmers Bank PLC ..................        1,400        5,945
Travelers Group Inc. ...................        9,400      592,787
Wells Fargo &  Co. .....................        1,000      269,500
                                                         3,132,580

Healthcare -- 9.3%

Abbott Laboratories ....................        6,300      420,525
American Home Products Corp. ...........        3,700      283,050
Bristol-Myers Squibb Co. ...............        4,000      324,000
Cardinal Health Inc. ...................        3,500      200,375
Dentsply International Inc. ............        1,800       88,200
Eli Lilly & Co. ........................        1,600      174,900
FH Faulding & Co. Ltd. .................        2,970       17,059
Fresenius Medical Care .................          853       66,995
Johnson & Johnson ......................        7,500      482,812
Lincare Holdings Inc. ..................        2,800      120,400 (a)
Medeva PLC .............................       27,055      115,791
Merck & Co. Inc. .......................        3,100      320,850
Novartis AG (Regd.) ....................          142      227,005
Pfizer Inc. ............................        3,500      418,250
Astra AB (Series B) ....................          536        9,458
Astra International (Series B) .........       26,000      106,908
Roche Holdings AG ......................            9       81,401
Scherer (R.P.) Corp. Delaware ..........        1,900       98,088 (a)
Smithkline Beecham PLC ADR .............        2,400      219,900
Sun Healthcare Group Inc. ..............        2,000       41,625 (a)
Tenet Healthcare Corp. .................        3,000       88,688 (a)
Watson Pharmaceuticals Inc. ............        2,900      122,525 (a)
                                                         4,028,805

Insurance -- 3.1%

American International Group Inc. ......        1,800      268,875
AXA-UAP ................................          776       48,263
Chubb Corp. ............................        2,100      140,438
General Reinsurance Corp. ..............        1,000      182,000
Loews Corp. ............................        3,200      320,400
Marsh & McLennan Cos. Inc. .............        2,800      199,850
Pohjola Insurance Group ................          527       15,629
Sampo Insurance Co. Ltd. ...............           93        9,044
Schw Ruckversicher (Regd.) .............           37       52,332
TIG Holdings Inc. ......................        2,000       62,500
Zurich Versicherungsgesellschaft
  (Regd.) ..............................           89       35,417
                                                         1,334,748
Miscellaneous -- 0.6%

SPDR Trust .............................        3,000      264,938

Retail Trade -- 2.0%

Arbor Drugs Inc. .......................        9,500      191,187
Carrefour S.A ..........................          202      146,704
Credit Saison Co. Ltd. .................        5,200      127,028
Giordano International Ltd. ............       52,000       35,574
Home Depot Inc. ........................        2,500      172,344
Thorn PLC ..............................        4,758       13,470
Toys 'R Us Inc. ........................        5,500      192,500 (a)
                                                           878,807

Software & Services -- 4.3%

Cap Gemini S.A .........................          310       16,353
Dimension Data Holdings Ltd. ...........        7,981       31,664
Equifax Inc. ...........................       12,700      472,281
First Data Corp. .......................       16,700      733,756
Microsoft Corp. ........................        1,400      176,925 (a)
NTT Data Corp. .........................            2       77,299
Reuters Holdings PLC ADR (Class B) .....        5,700      359,100
                                                         1,867,378

----------
See Notes to Schedule of Investments and Financial Statements

--------------------------------------------------------------------------------
                                                Number
                                              of Shares      Value
--------------------------------------------------------------------------------

Technology -- 2.5%

Applied Materials Inc. .................        1,600   $  113,300 (a)
Brambles Industries Ltd. ...............        4,820       95,406
Cisco Systems Inc. .....................        2,000      134,250 (a)
ECI Telecommunications Ltd. ............        3,605      107,249
Hewlett Packard Co. ....................        1,700       95,200
Intel Corp. ............................        2,600      368,712
Murata Manufacturing Co. Ltd. ..........        1,000       39,784
Rohm Co. ...............................        1,000      102,949
Wolters Kluwer N.V .....................          209       25,448
                                                         1,082,298

Transportation -- 1.2%

Burns, Philp & Co. Ltd. ................       51,603       95,937
IHC Caland N.V .........................        1,666       91,070
Pittston Brinks Group ..................        2,700       81,000
Railtrack Group PLC ....................       10,217      106,000
Union Pacific Corp. N.V ................        2,200      155,100
                                                           529,107

Utilities -- 3.8%

Airtouch Communications Inc. ...........       17,100      468,112 (a)
DDI Corp. ..............................           15      110,714
Edison Spa .............................        8,042       40,007
Electricidade De Portugal ..............          440        8,075 (a)
GTE Corp. ..............................        2,000       87,750
Korea Electric Power ...................        3,877       72,451
NetCom Systems AB (Series B) ...........          949       13,495 (a)
NTL Inc. ...............................       10,700      266,162 (a)
NYNEX Corp. ............................        1,700       97,963
Panamsat Corp. (new) ...................        4,235      122,819 (a)
Tele Danmark AS (Series B) .............          109        5,663
Telecom Italia Mobilire ................       40,266      130,305
Telecomunicacoes Brasileiras ...........          708      107,439
Telefonaktiebolaget LM Ericson
  (Series B) ...........................          661       26,020
Telefonica del Peru S.A. ADR
  (Class B) ............................        3,108       81,391
Telekom Malaysia Berhad ................        3,500       16,363
                                                         1,654,729
Total Common Stock
 (Cost $22,684,466) ....................                26,421,295


                                             Principal
                                              Amount          Value
--------------------------------------------------------------------------------
Bonds and Notes -- 30.9%
--------------------------------------------------------------------------------
Federal Agencies -- 0.7%

Federal Home Loan Mortgage Corp.
6.32%         12/04/97                       $ 210,000   $    210,590

Federal National Mortgage Assoc.
7.05%         12/10/98                       $ 105,000        106,362

Total Federal Agencies
(Cost $315,033)                                               316,952

U.S. Treasuries -- 13.9%

U.S. Treasury Bonds
6.50%         11/15/26                       1,649,000      1,581,490 (f)
U.S. Treasury Notes
6.00%         05/31/98                       1,357,000      1,359,538
6.25%         06/30/02                          65,000         64,614
6.50%         08/31/01 - 05/31/02            1,901,000      1,909,711
7.125%        09/30/99                         339,000        345,939
7.75%         01/31/00                         742,000        769,016

                                                            4,448,818
Total U.S. Treasuries
 (Cost $5,956,429)                                          6,030,308

Asset Backed -- 0.2%

First USA Credit Card Master Trust
5.7975%       02/17/05                          42,000        41,980
IMC Home Equity Loan Trust
7.23%         05/20/27                          28,000        28,158
Total Asset Backed
  (Cost $70,311)                                              70,138

Corporate Notes -- 7.1%

Airtouch Communications Inc.
7.00%         10/01/03                         212,000       211,828
Bangko Sentral Ng Philipinas
8.60%         06/15/27                          15,000        14,850
Brunswick Corp.
6.75%         12/15/06                         200,000       194,076
Chrysler Financial Corp.
6.95%         03/25/02                         500,000       502,565
Cobb Theatres
10.625%       03/01/03                         212,000       234,260
Commercial Credit Group Inc.
6.00%         06/15/00                          64,000        62,906
Merrill Lynch & Co. Inc.
7.00%         01/15/07                         500,000       496,680
Nationsbank Corp.
7.50%         09/15/06                         424,000       435,350
Norfolk Southern Corp.
7.90%         05/15/97                          55,000        56,798
Oracle Corp.
6.72%         02/15/04                         250,000       246,682
Southdown Inc.
10.00%        03/01/06                         212,000       230,550

----------
See Notes to Schedule of Investments and Financial Statements

--------------------------------------------------------------------------------
                                                Number
                                              of Shares      Value
--------------------------------------------------------------------------------

Tribune Co. (new)
6.875%        11/01/06                       $ 200,000      $    197,256
US West Capital Funding Inc.
6.85%         01/15/02                         200,000           199,786
Washington Mutual Capital
8.375%        06/01/27                          22,000            22,354
Total Corporate Notes
  (Cost $3,054,709)                                            3,105,941

Mortgage-Backed -- 9.0%

Federal Home Loan Mortgage Corp.
7.50%         TBA                            1,250,000         1,255,469 (c)
9.00%         04/01/25 - 12/01/25              290,719           307,676
                                                               1,563,145
Federal National Mortgage Assoc.
5.45%         10/10/03                           40,000           37,675
8.00%         TBA                             2,000,000        2,044,375 (c)
                                                               2,082,050
Government National Mortgage Assoc.
7.00%         08/20/26                          173,633          177,485 (e)
7.50%         12/15/23                           23,139           23,312
                                                                 200,797
Mid State Trust
7.54%         07/01/35                           20,000           20,122

Collateralized Mortgage Obligation
Morgan Stanley Capital Inc.
6.86%         07/15/29                           52,000           52,000
Total Mortgage-Backed
  (Cost $3,885,249)                                            3,918,114
Total Bonds and Notes
  (Cost $13,281,731)                                          13,441,453


                                                  Number
                                                 of Shares       Value
--------------------------------------------------------------------------------
Preferred Stock -- 0.1%
--------------------------------------------------------------------------------

Beacon Properties Corp.
  (Cost $29,625)                                  1,185          29,847
Total Investments in Securities
  (Cost $35,995,822)                                         39,892,595

Short Term Investments -- 15.8%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund
  (Cost $6,861,631)                            6,861,631    $ 6,861,631

Other Assets and Liabilities,
  net (7.6%)                                                 (3,312,829)
                                                            -----------
NET ASSETS  --  100%                                        $43,441,397
                                                            ===========

----------

See Notes to Schedule of Investments and Financial Statements

International Equity Fund


Q&A

Ralph Layman manages the international equity team of GE Investments with total assets of over $8 billion. Prior to joining GE Investments in 1991, Ralph was Executive Vice President and Director of International Equity Operations at Northern Capital Management. Previously, he was a Vice President and Portfolio Manager at Templeton Investment Counsel, Inc. He was instrumental in forming Templeton's Emerging Markets Fund, the first listed emerging markets equity fund in the U.S. Ralph is a Trustee of the GE Pension Trust and GE's employee savings program, and serves on the GE Investments' Asset Allocation Committee. He is a Chartered Financial Analyst (CFA), a charter member of the International Society of Security Analysts and a member of the New York Society of Security Analysts. Ralph is a graduate of the University of Wisconsin with a B.S. in Economics and a M.S. in Finance.

Q. How did the International Equity Fund perform compared to its benchmark for the six months ended June 30, 1997?

A. The GEI International Fund had a return of 17.5% for the period December 30, 1996 through June 30, 1997. The MSCI EAFE Index returned 11.8% for the same period.

     GE Investment Management Incorporated (GEIM) assumed portfolio management responsibility for the Fund on May 1, 1997.

Q.   What is your investment strategy?

A. GEIM uses an active fundamental investment approach for managing it's international equity portfolios. We strive to outperform the benchmark by buying stocks which are undervalued relative to their 3 to 5 year cash earnings growth potential and selling stocks when they are fairly valued relative to their cash earnings potential. Bottom-up analysis is the cornerstone of our investment process.

Q.   How do you pick stocks?

A. All international issuers which meet our liquidity parameters are candidates for investments. These companies are screened for their relative valuation using a ratio of price-to-cash earnings divided by the 3 to 5 year growth rate. Our stock selection is based on detailed knowledge of companies gained through extensive internal research, direct contact with company management and access to GE's global, multi-industry network. Attractively valued companies are then analyzed quantitatively and qualitatively to determine if a catalyst exists for a revaluation of the company by the market. The best ideas with the highest levels of conviction are then included in the portfolio.

     Country allocation is a direct result of the stock selection process. Country weightings are examined to diversify risk relative to the benchmark. Political and economic risks are also considered to control overall portfolio risk.

Q.   What is the outlook for the International Equity Fund?

A. Looking ahead, we still feel there is good value in Europe and the emerging markets. In Europe, we believe corporate restructuring will continue with a focus on shareholder value, corporate clarity and globalization. While we have low expectations for economic growth in these countries, we believe the region's economies have bottomed and should improve going forward.

     Although it is difficult to find value in Japan, the Fund has some Japanese global companies with leading products and competitive costs. We will continue to look for reasonably priced, domestic companies with strong growth prospects and competitive positions. Until we find them, we expect to remain significantly underweighted in Japan.

                         Average Annual Total Return %
                       for the periods ended June 30, 1997

                                              Fund         MSCI EAFE
                                              ----         ---------
              6 Month                        17.54%         11.84%
              1 Year                         18.55%         12.84%
              Since Inception                15.95%         10.47%
              Inception date                 5/1/95

                     See page 30 for Notes to Performance.
              Past performance is no guarantee of future results.
          The performance data shown does not reflect charges made by the separate account. Inclusion of these charges would
                         reduce the performance quoted.

                               Schedule of Investments June 30, 1997 (unaudited)
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
                                             Number
                                            of Shares        Value
--------------------------------------------------------------------------------
Common Stock -- 97.7%
--------------------------------------------------------------------------------

Australia -- 3.7%

Brambles Industries Ltd. ...............     20,381       $  403,418
Burns, Philp & Co. Ltd. ................    155,044          288,249
Coca Cola Amatil Ltd. ..................     13,945          181,270
Colonial Ltd. ..........................      8,714           22,259 (a)
F.H. Faulding & Co. Ltd. ...............      8,363           48,035
                                                             943,231
Austria -- 2.3%

OMV AG .................................      1,002          128,352
VA Technologie AG ......................      2,503          458,055
                                                             586,407
Brazil -- 1.3%

Telecomunicacoes Brasileiras
  S.A. ADR .............................      2,217          336,430

Canada -- 0.9%

Bombardier Inc. (Class B) ..............     10,278          233,329

Denmark -- 1.5%

Den Danske Bank ........................      3,639          354,040
Tele Danmark AS (Series B) .............        274           14,237
                                                             368,277
Finland -- 1.3%

Merita Ltd. ............................     26,185           87,237
Metra AB ...............................        521           15,702
Pohjola Insurance Group ................      1,584           46,976
Sampo Insurance Co., Ltd. ..............        631           61,365
Valmet Corp. ...........................      6,325          109,381
                                                             320,661
France -- 11.0%

Alcatel Alsthom ........................      2,197          275,153
AXA-UAP ................................      2,632          163,697
Cap Gemini S.A .........................      1,058           55,810
Carrefour S.A ..........................        683          496,034
Cie General des Eaux (Wts.) ............      1,460              875
Coflexip S.A. ADR ......................      5,488          165,326
Lyonnaise Des Eaux S.A .................      2,335          235,220
Michelin CGDE (Regd.) ..................      2,905          174,447
Schneider S.A ..........................      2,266          120,613
Total S.A. (Class B) ...................      6,326          639,414
Usinor Sacilor .........................      6,688          120,634
Valeo S.A ..............................      5,141          319,306
                                                           2,766,529
Germany -- 8.4%

BASF AG ................................      5,568          205,755
Dresdner Bank AG .......................      2,536           87,679
Fresenius Medical Care .................      1,181          104,279
Fresenius Medical Care
  (Pfd. stock) .........................      1,704          122,321
Gehe AG ................................      4,200          286,566
Mannesmann AG ..........................        894          398,279
SGL Carbon AG ..........................      2,659          364,067
Siemens AG .............................      5,742          340,912
Veba AG ................................      3,604          202,507
                                                           2,112,365
Greece -- 0.4%

Alpha Credit Bank (Regd.) ..............      1,528          103,973

Hong Kong -- 4.8%

Cheung Kong (Holdings) Ltd. ............     22,000          217,237
China Resources Development ............     20,000           98,099
Giordano International Ltd. ............    154,000          105,353
GZI Transport Ltd. (Wts.) ..............     24,000            2,478   (a)
HSBC Holdings PLC ......................     16,265          489,170
Johnson Electric Holdings ..............     22,000           65,597
Lai Sun Development Co. Ltd. ...........     67,000           75,239
Lai Sun Hotels International Ltd. ......      4,014              352 (a)
New World Development Corp. ............     12,904           76,951
Television Broadcasts Ltd. .............     20,000           89,838
                                                           1,220,314
India -- 0.4%

BSES Ltd. GDR ..........................      2,098           55,597
Tata Engineering &
  Locomotive Co. Ltd. GDR ..............      3,180           47,223
Tata Engineering &
  Locomotive Co. Ltd. GDR ..............        367            5,809 (b)
                                                             108,629
Indonesia -- 1.9%

Astra International Inc. ...............     88,000          361,842
Bank Dagang Nasional ...................     25,000           17,732 (a)
Bank Dagang Nasional (Wts.) ............     17,500            5,577
Mulia Industrindo ......................    118,500           62,125
Tambang Timah GDR ......................      2,266           33,423 (b)
                                                             480,699

----------

See Notes to Schedule of Investments and Financial Statements

                             International Equity Fund June 30, 1997 (unaudited)
--------------------------------------------------------------------------------
                                             Number
                                            of Shares        Value
--------------------------------------------------------------------------------


Israel -- 1.5%

ECI Telecommunications Ltd. ............      12,718    $   378,360

Italy -- 2.8%

Edison Spa .............................      21,652        107,714
ENI Spa (Regd.) ........................      15,097         85,497
Gucci Group N.V. ADR ...................         490         31,544
Industrie Natuzzi Spa ADR ..............       1,462         37,464
Telecom Italia Mobiliare ...............     136,269        440,982
                                                            703,201
Japan -- 15.1%

Canon Inc. .............................      21,000        571,628
Credit Saison Co. Ltd. .................      17,600        429,942
DDI Corp. ..............................          50        369,046
Honda Motor Co. ........................      11,000        331,094
Murata Manufacturing Co. Ltd. ..........       4,000        159,135
NEC Corp. ..............................      21,000        293,143
NTT Data Corp. .........................           9        347,845
Promise Co. ............................       1,600         91,572
Rohm Co. ...............................       4,000        411,795
Sony Corp. .............................       5,500        479,367
Sumitomo Realty & Development ..........      11,000         96,929
Suzuki Motor Corp. .....................      16,000        202,408
Tokyo Steel Manufacturing ..............       3,300         36,852
                                                          3,820,756
Malaysia -- 0.3%

ACP Industries (Rts.) ..................      10,000          6,735 (a)
AMMB Holdings ..........................       3,000         18,661
Telekom Malaysia .......................      10,000         46,751
                                                             72,147
Mexico -- 1.1%

Desc S.A. de C.V. ADR (Class C) ........           1             23
Gruma S.A. de C.V ......................      15,937         73,394
Grupo Carso S.A. de C.V. ADR ...........      11,487        159,095
Grupo Financiero Bancomer S.A
  ADR (Series C) .......................       5,744         55,286 (a,b)
                                                            287,798
Netherlands -- 4.3%

IHC Caland N.V .........................       5,638        308,196
ING Groep N.V ..........................       8,550        394,200
PolyGram N.V ...........................       5,633        295,582
Wolters Kluwer N.V .....................         788         95,946
                                                          1,093,924

Norway -- 0.1%

Saga Petroleum ASA ....................         1,888        35,806

Panama -- 0.7%

Panamerican Beverages Inc.
  (Class A) ...........................         5,571       183,147

Peru -- 1.1%

Telefonica del Peru S.A. ADR
  (Class B) ...........................        10,926       286,125

Philippines -- 1.1%

Metro Bank & Trust Co. ................         6,000       127,389
San Miguel Corp. ......................        53,500       140,971
                                                            268,360

Portugal -- 1.3%

Banco Comercial Portugues .............        10,757       203,149
Banco Comercial Portugues
  ADR .................................         4,096        76,288
Banco Commercial Portugues
  International Ltd. (Series A) .......           390        26,715
Electricidade de Portugal S.A .........         1,555        28,536
                                                            334,688
Singapore -- 0.3%

Acma Ltd. (Wts.) ......................         4,500         2,266
DBS Land Ltd. .........................        19,000        60,069
Jardine Strategic Holdings Ltd.
  (Wts.) ..............................           600             6
United Overseas Land &
  Investment (Wts.) ...................         1,600           867 (a)
                                                             63,208
South Africa -- 1.2%

Dimension Data Holdings Ltd. ..........        31,693       125,738
South African Iron & Steel ............       266,162       175,994
                                                            301,732
South Korea -- 1.0%

CITC Seoul Excel IDR ..................             2        14,500 (a)
Kookmin Bank GDR ......................           430         9,138 (b)
Korea Electric Power Corp. ADR ........        11,648       217,672
                                                            241,310
Spain -- 2.0%

Banco Santander .......................         6,105       188,101
Repsol S.A ............................         7,312       309,154
                                                            497,255

----------

See Notes to Schedule of Investments and Financial Statements

--------------------------------------------------------------------------------
                                             Number
                                            of Shares        Value
--------------------------------------------------------------------------------

Sweden -- 3.6%

Astra AB (Series B) ...................           614    $   10,834
Autoliv Inc. ..........................         8,043       314,682
Autoliv Inc. SDR ......................         2,186        84,071 (a)
Electrolux AB (Series B) ..............         2,925       210,995
Granges AB ............................             1             7 (a)
Investor AB ...........................           929        48,939
Kinnevik (Series B) ...................         2,696        75,107
NetCom Systems AB (Series B) ..........         5,271        74,954 (a)
Telefonaktiebolaget LM Ericson
  (Series B) ..........................         1,958        77,075
                                                            896,664

Switzerland -- 9.6%

ABB AG ................................           353       534,336
Holderbank Financiere Glarus AG .......           124       117,121
Nestle S.A. (Regd.) ...................           222       292,857
Novartis AG (Regd.) ...................           482       770,540
Roche Holdings AG .....................            31       280,380
Schw Ruckversicher (Regd.) ............           134       189,527
Zurich Versicherungsgesellschaft
  (Regd.) .............................           602       239,563
                                                          2,424,324

Taiwan -- 0.9%

Formosa Growth Fund Inc. ..............         5,000       117,600
Taipei Fund ...........................         1,000       117,300
                                                            234,900
Thailand -- 0.3%

Banpu PLC .............................         3,400        49,612
Siam Cement PLC .......................           500         8,647
Thai Farmers Bank PLC .................         4,400        18,684
                                                             76,943

United Kingdom -- 11.5%

Airtours PLC ..........................        25,631       495,980
Cordiant PLC ..........................        88,981       185,225
Granada Group PLC .....................        26,094       343,289
Indian Opportunities Fund Ltd. ........         6,000        59,220 (a)
Lucas Varity PLC ......................        56,616       196,108
Medeva PLC ............................        88,548       378,970
Railtrack Group PLC ...................        34,578       358,741
Reed International PLC ................        35,472       342,615
Siebe PLC .............................        28,857       489,206
Thorn PLC .............................        19,690        55,743
United Assurance Group PLC ............        53,700         3,577 (a)
                                                          2,908,674
Total Investments in Securities
  (Cost $22,130,159) ..................                  24,690,166


                                              Number of
                                               Shares        Value
Short Term Investments -- 4.6%

GEI Short Term Investment Fund
  (Cost $1,148,992)....................      1,148,992   $ 1,148,992

Other Assets and Liabilities,
  net (2.3%)...........................                     (577,982)
                                                         -----------
NET ASSETS - 100%......................                  $25,261,176
                                                         ===========

FORWARD FOREIGN CURRENCY CONTRACTS
--------------------------------------------------------------------------------

At June 30, 1997, the outstanding forward foreign currency contracts, which contractually obligate the International Equity Fund to deliver currencies at a specified date, were as follows:

                                      U.S. $ Cost      U.S. $     Unrealized
Foreign Currency         Foreign      on Origination   Current    Appreciation
Purchase Contracts       Currency     Date             Value      (Depreciation)
--------------------------------------------------------------------------------
CHF, expiring 07/15/97   1,164,240    $799,396         $800,100       $ 704


Foreign Currency Sale Contracts
-------------------------------
CHF, expiring 07/15/97   1,164,240    $800,000         $800,100       $(100)
                                                                      -----
                                                                      $ 604
                                                                      =====

----------

See Notes to Schedule of Investments and Financial Statements

                                                     Real Estate Securities Fund

Q&A

David A. Shapiro, portfolio manager of the Real Estate Securities Fund, joined Seneca Capital Management, LLC as a portfolio manager in 1995. In 1992 David became a principal of Asset Holdings Group (he has remained a principal of Asset Holdings Group). From 1982 to 1992, he was a Managing Director of The Adco Group, a real estate development and finance company. David received a B.A. from Columbia University and a J.D. from the University of Arizona.

Q. How did the Real Estate Securities Fund perform compared to its benchmark for the six months ended June 30, 1997?

A. The Real Estate Securities Fund had a return of 8.6% for the period December 30, 1996 through June 30, 1997. The Wilshire REIT Index returned 5.0% for the same period.

Q.   Why did the Fund overperform its benchmark?

A. The Fund outperformed the Wilshire REIT Index based on our conservative discipline of selecting real estate companies that trade within a narrow band of their net asset value. To this end, we continue to select companies that have a strong record of increasing shareholder value by a combination of good dividend payout and valued-added growth.

Q.   Which stocks/sectors have you liked?

A. The Real Estate Securities Fund continues to be overweighted in the Hotel sector (particularly the full service Hotel sector) and the Office and Industrial sectors. We believe that these sectors continue to represent the greatest opportunities for continued growth based upon the lead time and costs associated with producing competitive properties.

     In the full-service Hotel sector, we have liked Patriot American Hotel, Felcor Suite Hotel and Host Marriott Corp. In the Office and Industrial sectors, we have liked Spieker Properties, Catellus and First Industrial Realty.

Q.   How do you pick stocks? What has your investment strategy been?

A. We first determine where we are in the real estate cycle. The typical cycle is 7 to 9 years. We then determine the appropriate sector weighting (i.e. Apartments, Industrial, Office, Home building). We determine the appropriate geographical weighting and screen the individual REIT securities universe.

     In screening the REIT universe we look for liquidity: at least $200mm in market capitalization; for management incentive: at least 5% management ownership; and finally for capital structure: leverage less than 40% of market capitalization. We then determine a list of potential candidates for purchase. For each qualified candidate for purchase, we analyze premium or discount to net asset value and management quality. We then select final candidates for purchase.

Q.   What is the outlook of the Real Estate Securities Fund?

A. The Fund continues to be positioned to take advantage of a stable interest rate environment and supply/demand imbalances that currently exist in certain sectors of the REIT industry. Presently, the Office/Industrial sector and the full service Hotel sector represent the greatest opportunity for total return.

                         Average Annual Total Return %
                       for the periods ended June 30, 1997

                                         Fund          Wilshire REIT
                                         ----          -------------
               6 Month                   8.58%             4.96%
               1 Year                   38.29%            26.06%
               Since Inception          28.76%            18.60%
               Inception date           1/2/95

                     See page 30 for Notes to Performance.
              Past performance is no guarantee of future results.
          The performance data shown does not reflect charges made by the separate account. Inclusion of these charges would
                         reduce the performance quoted.

                               Schedule of Investments June 30, 1997 (unaudited)
--------------------------------------------------------------------------------
REAL ESTATE SECURITIES FUND
                                             Number
                                           of Shares         Value
--------------------------------------------------------------------------------
Common Stock -- 92.0%
--------------------------------------------------------------------------------
Financial -- 6.4%

Green Tree Financial Corp. .........        29,000        $ 1,033,125
Redwood Trust Inc. .................        31,900          1,491,325
                                                            2,524,450

Hotels / Restaurants -- 3.7%

Circus Circus Enterprises Inc. .....        33,000            812,625   (a)
Host Marriott Corp. ................        36,000            641,250
                                                            1,453,875

Real Estate -- 73.3%

Ambassador Apartments Inc. .........        32,900            818,387
Apartment Investment &
  Management Co. (Class A) .........        50,100          1,415,325
Avalon Properties Inc. .............        22,800            652,650
Boston Properties Inc. .............        34,300            943,250 (a)
Burnham Pacific Properties Inc. ....        18,000            247,500
Cali Realty Corp. ..................        23,600            802,400
CarrAmerica Realty Corp. ...........        15,000            431,250
Catellus Development Corp. .........        55,600          1,007,750 (a)
Centerpoint Properties Corp. .......        25,000            793,750
Developers Diversified Realty
  Corp. ............................        20,000            800,000
Equity Residential Properties
Trust ..............................        38,900          1,847,750
Evans Withycombe Residential
  Inc. .............................        27,000            560,250
First Industrial Realty Trust Inc. .        50,100          1,465,425
General Growth Properties ..........           700             23,450
Glenborough Realty Trust Inc. ......        12,200            308,050
Irvine Apartment Communities Inc. ..        27,900            823,050
Liberty Property ...................        47,000          1,169,125
Macerich Co. .......................         8,000            222,000
Manufactured Home Communities
  Inc. .............................        51,500          1,187,719
Merry Land & Investment Co. Inc. ...        31,000            672,313
Oakwood Homes Corp. ................        14,000            336,000
Pacific Gulf Properties Inc. .......        33,700            741,400
Patriot American Hospitality Inc. ..        78,020          1,989,510
Prentiss Properties Trust ..........        51,000          1,306,875
Security Capital Atlantic Inc. .....        44,000          1,053,250
Security Capital Pacific Trust .....        46,100          1,054,537
Shurgard Storage Centers Inc.
  (Class A) ........................        12,600            352,800
Simon DeBartolo Group Inc. .........        39,300          1,257,600
Spieker Properties Inc. ............        32,000          1,126,000
Sun Communities Inc. ...............        23,000            771,938
Thornburg Mortgage Asset
  Corp. ............................        44,500            956,750
TriNet Corporation Realty Trust
  Inc. .............................        26,000            859,625
Urban Shopping Centers Inc. ........        33,100          1,055,062
                                                           29,052,741

Real Estate Investment Trust -- 8.6%

American General Hospitality
  Corp. ............................        39,500            977,625
Bedford Property Investments
  Inc. .............................        45,000            905,625
FelCor Suite Hotels Inc. ...........        18,200            677,950
Sunstone Hotel Investors Inc. ......        57,700            836,650
                                                            3,397,850
Total Investments in Securities
  (Cost $30,875,887) ...............                       36,428,916

--------------------------------------------------------------------------------
Short Term Investments -- 7.6%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund
  (Cost $3,027,234) ..................    3,027,234          3,027,234
Other Assets and Liabilities,
  net 0.4% ...........................                         156,560
                                                           -----------
NET ASSETS --  100%...................                     $39,612,710
                                                           ===========

----------

See Notes to Schedule of Investments and Financial Statements

Global Income Fund

Q&A

William R. Wright, portfolio manager of the Global Income Fund, joined GEIM in 1993 and assumed responsibility for GE Investments (US) Limited (GEIUS) at its inception in 1995. He is also a Vice President of GEIM. Prior to joining GEIUS, Bill worked for Continental Asset Management Corp. where he was a portfolio manager of its U.K. subsidiary. After serving as a language specialist in the U.S. Army Security Agency, he began his career in 1979 with Coopers & Lybrand, and joined Bankers Trust Company in 1980. Bill received his B.A. in political science/Asian studies from Wittenberg University and an MBA in finance from New York University. He is a member of the Association for Investment Management and Research and the New York Society of Security Analysts.

Q. How did the Global Income Fund perform compared to its benchmark since inception in May 1997 through June 30, 1997?

A. The Global Income Fund had a return of 1.9% for the two months ended June 30, 1997. The JP Morgan Global Government Bond Index returned 3.5% for the same period.

Q.   Why did the Fund underperform its benchmark?

A. Some of the underperformance was due to startup transaction costs incurred as the Fund was initially invested. However, the primary reason behind the low relative return was the decision not to invest in the Japanese bond market, which represents about 14% of the benchmark. This decision was sound in terms of the Japanese bond market alone, which returned only about 0.33% in yen terms, but the unexpected surge in the Japanese yen caused the total dollar return on Japanese bonds to be about 11% during May and June, accounting for about 1.5% of the total 1.6% under performance.

Q.   What is your investment strategy?

A. We follow a top-down approach in selecting investments for the Fund, utilizing various macroeconomic analytical tools to forecast which markets and currencies will provide better returns over an intermediate investment horizon of six months to a year. Our analysis has lead us to a strategy of overweighting the higher-yielding bond markets in Europe, with large positions in Sweden, Spain and the U.K. We have also taken a large position in Canada, where we feel there is significant potential for the currency to rally against the U.S. dollar. For risk control, we have rounded out the portfolio with a position in German bonds, which we believe are likely to have a lower volatility.

Q. What world events had a major impact on the financial markets in the recent past, and how did these impact the Fund?

A. First, the recent widening of the Japanese trade surplus and renewed optimism for Japan's economy spurred reversal of opinion on the yen, which surged from 127 to 113 over two months. Not having any yen exposure in the Fund resulted in a significant underperformance. Second, opinions on the probability of European Monetary Union (EMU) occurring on time and with broad membership have waxed and waned, affecting the interest rate spread between German bonds and those of the high yielding European markets, such as Italy. We have taken an aggressive view of EMU, resulting in a large holding of high yielding markets.

Q.   What is the outlook for the Global Income Fund?

A. We feel that the U.S. dollar will likely maintain its strength against most other currencies and therefore are keeping the Fund partially hedged for the time being. Despite the large rise in the yen, we will continue to avoid the Japanese bond market, as it has the lowest yields and highest risk of the major markets.

                         Average Annual Total Return %
                       for the period ended June 30, 1997

                                             Fund           JPM Global Bond
                                             ----           ---------------
              2 Month/Since Inception        1.90%               3.52%
              Inception date               5/1/97

                     See page 30 for Notes to Performance.
              Past performance is no guarantee of future results.
          The performance data shown does not reflect charges made by the separate account. Inclusion of these charges would
                         reduce the performance quoted.

                               Schedule of Investments June 30, 1997 (unaudited)
--------------------------------------------------------------------------------
GLOBAL INCOME FUND
                                            Principal
                                             Amount           Value
--------------------------------------------------------------------------------
Bonds and Notes -- 91.4%
--------------------------------------------------------------------------------

Canada -- 18.5%

Government of Canada
7.00%         12/01/06      CAD             170,000        $  129,136
7.50%         03/01/01      CAD             150,000           115,724
Province of New Brunswick
11.25%        12/13/00      CAD             270,000           231,212
Thomson Corp.
7.15%         10/23/06      CAD             320,000           239,624
Toyota Credit Canada Inc.
7.375%        12/31/01      CAD             310,000           238,093
                                                              953,789

Germany -- 23.3%

Bayerische Vereinsbank AG
4.50%         06/24/02      DEM             410,000           233,033
Dresdner Finance
5.50%         04/30/04      DEM             420,000           243,220
Federal Republic of Germany
6.00%         01/04/07      DEM             420,000           247,193
Merrill Lynch & Co. Inc.
4.43%         05/18/00      DEM             480,000           242,876 (d)
World Bank
7.25%         10/13/99      DEM             390,000           240,382
                                                            1,206,704
Spain -- 18.3%

Government of Spain
8.80%         04/30/06      ESP          20,000,000           158,493
10.10%        02/28/01      ESP         100,000,000           784,866
                                                              943,359
Sweden -- 15.3%

Kingdom of Sweden
9.00%         04/20/09      SEK           1,600,000           244,152
10.25%        05/05/03      SEK           1,100,000           171,581
11.00%        01/21/99      SEK           1,500,000           211,712
13.00%        06/15/01      SEK           1,000,000           163,013
                                                              790,458
United Kingdom -- 16.0%

Commonwealth Bank of Australia
8.125%        12/07/06      GBP              99,000        $  171,253
Royal Bank of Scotland
7.875%        12/07/06      GBP             100,000           169,653
SmithKline Beecham Plc
8.375%        12/29/00      GBP             140,000           239,117
Treasury
8.00%         09/25/09      GBP             140,000           248,879
                                                              828,902
Total Investments in Securities
  (Cost $4,726,721)                                         4,723,212

                                           Number of
                                            Shares
--------------------------------------------------------------------------------
Short Term Investments -- 6.4%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund
  (Cost $327,538)                           327,538           327,538
Other Assets and Liabilities,
  net 2.2%                                                    115,558
                                                           ----------
NET ASSETS -- 100%                                         $5,166,308
                                                           ==========

FORWARD FOREIGN CURRENCY CONTRACTS
--------------------------------------------------------------------------------
At June 30, 1997, the outstanding forward foreign currency contracts, which contractually obligate the Global Income Fund to deliver currencies at a specified date, were as follows:


                                                  U.S. $ Cost      U.S. $      Unrealized
                                     Foreign    on Origination     Current     Appreciation
Foreign Currency Sale Contracts      Currency       Date           Value      (Depreciation)
-------------------------------      --------       ----           -----      --------------

DEM, expiring 08/08/97              1,096,830   $   639,383    $   631,267    $     8,116
GBP, expiring 08/08/97                255,100       413,173        424,077        (10,904)
SEK, expiring 08/08/97              3,177,347       407,572        411,549         (3,977)
                                                -----------    -----------    -----------
                                                $ 1,460,128    $ 1,466,893    $    (6,765)
                                                ===========    ===========    ===========



----------

See Notes to Schedule of Investments and Financial Statements

Value Equity Fund

Q&A

Jon D. Bosse, portfolio manager of the Value Equity Fund, joined NWQ Investment Management Company in 1996. Prior to joining NWQ, he spent ten years with ARCO Investment Management Company where he was Director of Equity Research and managed a value-oriented fund. Previous to this, he spent four years in the corporate finance department of ARCO. Jon received his B.A. (summa cum laude) in economics from Washington University in St. Louis were he received the John M.
Olin Award for excellence in economics and his M.B.A. from Wharton Business School, University of Pennsylvania. Jon is also a Chartered Financial Analyst and a member of the Association for Investment Management and Research and the Los Angeles Society of Financial Analysts.

Q. How did the Value Equity Fund perform compared to its benchmark since inception in May, 1997 through June 30, 1997?

A. The Value Equity Fund had a return of 14.5% for the two months ended June 30, 1997. The S&P 500 Index returned 10.9% for the same period.

Q.   Why did the Fund outperform its benchmark?

A. The Value Equity Fund's strong performance (3.8% greater than the S&P 500 Index) since the inception of the fund on May 1 is principally due to large weightings in the Oil Service and Cable industries, as well as strong individual stock performance across diverse industries (see discussion below on individual investments). In the Oil Service industry, Diamond Offshore, Transocean Offshore, and Santa Fe International each appreciated more than 20%. Higher drilling rates, attractive valuations, and favorable industry supply/demand conditions continue to make this group attractive. In the Cable industry, a lessening of the competitive threat of direct broadcast satellite and Microsoft's investment in Comcast helped fuel a strong advance in portfolio holdings including Cox Communications, Liberty Media, U.S. West Media Group, and NTL Inc. (a U.K. cable/telephone company).

Q.   What is your investment strategy?

A. Our strategy is to add value through opportunistic stock selection by identifying undervalued companies that have catalysts present to improve profitability and recognize value. We utilize a broader definition of value that permits opportunistic stock selection across all capitalization ranges. The catalysts we look for include new management, industry consolidation, and corporate restructuring. The investment process employs fundamental, bottom-up research analyzing company valuation, management strength and competitive position, and the identification of catalysts that will generate higher returns.

Q.   Which investments stand out?

A. In the Telecommunications sector, a successful investment was Cellular Communications International which appreciated 35%. This small capitalization company holds an interest in the second cellular carrier in Italy, one of the best cellular markets in the world. Other top performers included Mercantile Stores (Retailing), Case Corp. and Chicago Bridge & Iron (Capital Goods), Countrywide Mortgage and USF&G (Finance), Storage Technology (Technology), and FMC Corp. (Chemicals/Industrial), each of which substantially outperformed the S&P 500 Index return for the two month period.

Q.   What is the outlook for the Value Equity Fund?

A. Notwithstanding the significant appreciation of the market, we believe we are still able to find attractive investment opportunities. We expect the Oil Service and Cable industries to continue to perform well. We do not index or market time, but are driven to provide value-added performance through our disciplined investment process.

                         Average Annual Total Return %
                       for the period ended June 30, 1997

                                                  Fund           S&P 500
                                                  ----           -------
              2 Month/Since Inception             14.50%         10.86%
              Inception date                      5/1/97

                     See page 30 for Notes to Performance.
              Past performance is no guarantee of future results.
          The performance data shown does not reflect charges made by the separate account. Inclusion of these charges would
                         reduce the performance quoted.

                               Schedule of Investments June 30, 1997 (unaudited)
--------------------------------------------------------------------------------
VALUE EQUITY FUND
                                          Number
                                        of Shares       Value
--------------------------------------------------------------------------------
Common Stock -- 93.1%
--------------------------------------------------------------------------------

Basic Materials -- 1.9%

FMC Corp. .........................        1,000    $   79,438   (a)

Capital Goods -- 7.3%

Atchison Casting Corp. ............        5,800        96,425   (a)
Case Corp. ........................        2,000       137,750
Chicago Bridge & Iron .............        3,600        79,650
                                                       313,825
Consumer - Cyclical -- 16.6%

Cox Communications Inc. ...........        4,800       115,200   (a)
Darden Restaurants Inc. ...........        9,000        81,562
Ford Motor Co. ....................        2,000        75,500
Tele-Communications Inc. Liberty
  Media Group (Series A) ..........        5,000       118,750   (a)
Tele-Communications
  International Inc. (Series A) ...        6,000        92,625   (a)
Time Warner Inc. ..................        2,200       106,150
U.S. West Communications
  Group Inc. ......................        6,000       121,500   (a)
                                                       711,287
Consumer - Stable -- 3.0%

Unilever PLC ADR ..................        1,100       127,806

Energy -- 19.0%

BJ Services Co. ...................        1,600        85,800   (a)
Cairn Energy USA Inc. .............        7,000        91,875   (a)
Diamond Offshore Drilling Inc. ....        1,100        85,937   (a)
Noble Affiliates Inc. .............        2,500        96,719
Ocean Energy Inc. .................        1,800        83,250   (a)
Santa Fe International Corp. ......        2,800        95,200   (a)
Tosco Corp. .......................        2,300        68,856
Transocean Offshore Inc. ..........        1,100        79,888
United Meridian Corp. .............        4,200       126,000   (a)
                                                       813,525
Financial -- 12.8%

BankAmerica Corp. .................        2,200       142,037
Bear Stearns Cos. Inc. ............        3,000       102,563
Chase Manhattan Corp. .............        1,300       126,181
CWM Mortgage Holdings Inc. ........        4,000        95,750
First Union Corp. .................          900        83,250
                                                       549,781
Health Services -- 2.4%

Aetna Inc. ........................        1,000       102,375

Insurance -- 10.9%

Hartford Financial Services Group .        1,500       124,125
Hartford Life Inc. ................        2,000        75,000 (a)
Loews Corp. .......................        1,900       190,238
USF&G Corp. .......................        3,200        76,800
                                                       466,163
Retail Trade -- 1.8%

Mercantile Stores Inc. ............        1,200        75,525

Technology -- 8.0%

Allen Telecom Inc. ................        3,600        74,700
Ceridian Corp. ....................        2,200        92,950 (a)
Intel Corp. .......................          600        85,088
Storage Technology Corp. ..........        2,000        89,000 (a)
                                                       341,738
Utilities -- 9.4%

360 Communications Co. ............        6,000       102,750 (a)
Cellular Communications
  International ...................        6,000       201,000 (a)
NTL Inc. ..........................        4,000        99,500 (a)
                                                       403,250
Total Investments in Securities
  (Cost $3,530,017) ...............                  3,984,713

--------------------------------------------------------------------------------
Short Term Investments -- 6.4%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund
  (Cost $273,049) .................      273,049       273,049

Other Assets and Liabilities,
  net 0.5% ........................                     22,480
                                                    ----------
NET ASSETS -- 100%.................                 $4,280,242
                                                    ==========

----------

See Notes to Schedule of Investments and Financial Statements

                                  Notes to Performance June 30, 1997 (unaudited)
--------------------------------------------------------------------------------

Average annual total returns take into account changes in share price and assume reinvestment of dividends and capital gains. Investment returns and net asset value on an investment will fluctuate and you may have a loss or gain when you sell your shares.

Shares of the Government Securities Fund are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

The advisor has voluntarily agreed to waive and/or bear certain fees and expenses of the Money Market Fund. Without these provisions, the Money Market Fund performance returns (and/or yields) would have been lower. These provisions may be terminated in the future. The returns of the International Equity, S&P 500 Index, and Real Estate Securities Funds reflect prior fee waivers or expense reimbursements. Without them, the returns would have been lower.

The Standard & Poor's Composite Index of 500 Stocks (S&P 500 Index), Lehman Brothers Government Bond Index (LB Government), 90 Day U.S. Treasury Index (90 Day T-Bill), Lehman Brothers Aggregate Bond Index (LB Aggregate), Morgan Stanley Capital International Europe Australia Far East Index (MSCI EAFE), Wilshire Real Estate Index, and JP Morgan Global Government Bond Index are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index. The S&P 500 Index is a composite of the prices of 500 widely held U.S. stocks recognized by investors to be representative of the stock market in general. The Lehman Brothers Government Bond Index is primarily made up of all public obligations of the U.S. Treasury and all publically issued debt of U.S. Government Agencies and corporate debt guaranteed by the U.S. Government. The 90 Day U.S. T-Bill is the average return on three month U.S. Treasury Bills. The LB Aggregate Bond Index is a composite index of short-, medium-, and long-term bond performance and is widely recognized as a barometer of the bond market in general. The MSCI EAFE is a composite of 1,093 stocks of companies in 20 countries located in Europe, Australia, New Zealand and the Far East. The Wilshire Real Estate Index is a market capitalization-weighted index comprised of publically traded real estate investment trusts (REITs) and real estate operating companies. The JP Morgan Global Government Bond Index (JPM Global
Bond) is an unhedged index comprised of government bonds from several countries including the U.S. The IBC Money Fund Report yields represent the average yields of 845 taxable money market funds. The results shown for the foregoing indices assume reinvestment of net dividends or interest.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

                                               Notes to Schedules of Investments
--------------------------------------------------------------------------------

(a)  Non-income producing security.

(b) Pursuant to Rule 144A of Securities Act of 1933, these securities may be only resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1997, these securities amounted to $103,656 or 0.4% of net assets for the International Equity Fund.

(c) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d)  Coupon amount represents effective yield.

(e) Adjustable rate mortgage coupon. The stated rate represents the rate at June 30, 1997.

(f) At June 30, 1997, all or a portion of this security was pledged to cover collateral requirements for futures and TBA's.


Abbreviations:

ADR          --   American Depositary Receipt
GDR          --   Global Depositary Receipt
IDR          --   International Depositary Receipt
SDR          --   Special Drawing Rights
Rts.         --   Rights
Wts.         --   Warrants
Regd.        --   Registered
Pfd.         --   Preferred


Currency Terms:

CAD          --   Canadian Dollar
CHF          --   Swiss Franc
DEM          --   Deutsche Mark
ESP          --   Spanish Peseta
FIM          --   Finnish Markka
FRF          --   French Franc
GBP          --   Pound Sterling
HKD          --   Hong Kong Dollar
IDR          --   Indonesian Rupiah
MYR          --   Malaysian Ringgit
PHP          --   Philippine Peso
SEK          --   Swedish Krona
ZAR          --   South African Rand

Financial Highlights

Selected data based on a share outstanding throughout the period(s) indicated -- (June 30, 1997 data is unaudited)


------------------------------------------------------------------------------------------------------------------------------------
                               S&P 500 Index Fund

                                                  6/30/97   12/31/96(c,d)   12/31/95(c,d)   12/31/94(d)   12/31/93(d)   12/31/92(e)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .........     $15.14       $20.99        $15.72          $15.99        $17.04       $16.21
Income (loss) from investment operations:
    Net investment income ....................       0.12         0.78          0.27            0.22          0.31         0.35
    Net realized and unrealized
        gains (losses) on investments ........       2.62         4.36          5.41           (0.23)         2.16         1.01
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment operations       2.74         5.14          5.68           (0.01)         2.47         1.36
------------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
    Net investment income ....................       0.00         0.77          0.27            0.22          0.31         0.35
    Net realized gains .......................       0.00        10.22          0.14            0.04          3.21         0.17
    Return of Capital ........................       0.00         0.00          0.00            0.00          0.00         0.01
------------------------------------------------------------------------------------------------------------------------------------
Total distributions ..........................       0.00        10.99          0.41            0.26          3.52         0.53
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ...............     $17.88       $15.14        $20.99          $15.72        $15.99       $17.04
====================================================================================================================================
TOTAL RETURN (a) .............................      18.10%       24.51%        36.14           (0.06%)       14.52%        8.39%
RATIOS/SUPPLEMENTAL DATA:
    Net Assets, end of period (in thousands) .   $106,545      $35,522       $66,017         $23,930        $8,277       $5,178
    Ratios to average net assets:
        Net investment income*  ..............       1.83%        1.91%         1.98%           2.22%         2.00%        2.24%
        Expenses* ............................       0.51%        0.48%         0.66%           0.75%         0.87%        1.03%
        Gross expenses* ......................       0.51%        0.48%         0.66%           1.10%         0.87%        1.03%
    Portfolio turnover rate ..................          5%          63%           15%              4%           73%          10%
    Average brokerage commissions (b) ........       $.036       $0.050         N/A              N/A          N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------

                           Government Securities Fund

                                                   6/30/97      12/31/96(c)  12/31/95(c)     12/31/94     12/31/93    12/31/92(f)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .........      $9.56         $10.48       $9.51          $10.49        $10.54       $10.54
Income (loss) from investment operations:
    Net investment income ....................       0.27           1.01        0.49            0.42          0.45         0.69
    Net realized and unrealized
        gains (losses) on investments ........      (0.16)         (0.87)       1.13           (0.98)         0.50         0.06
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment operations       0.11           0.14        1.62           (0.56)         0.95         0.75
------------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
    Net investment income ....................       0.00           1.02        0.49            0.42          0.45         0.69
    Net realized gains .......................       0.00           0.04        0.16            0.00          0.54         0.05
    Return of Capital ........................       0.00           0.00        0.00            0.00          0.01         0.01
------------------------------------------------------------------------------------------------------------------------------------
Total distributions ..........................       0.00           1.06        0.65            0.42          1.00         0.75
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ...............      $9.67          $9.56      $10.48           $9.51        $10.49       $10.54
====================================================================================================================================
TOTAL RETURN (a) .............................       1.15%          1.34%      17.08%          (5.34%)        8.96%        7.13%
RATIOS/SUPPLEMENTAL DATA:
    Net Assets, end of period (in thousands) .    $13,770        $13,771     $23,708         $12,598        $7,885       $5,053
    Ratios to average net assets:
        Net investment income* ...............       5.52%          5.64%       5.92%           5.44%         5.41%        6.69%
        Expenses* ............................       0.82%          0.67%       0.74%           0.81%         0.86%        0.99%
    Portfolio turnover rate ..................         68%           322%        131%            566%          113%          14%


----------
See Notes to Financial Highlights on page 35 and Notes to Financial Statements

Selected data based on a share outstanding throughout the period(s) indicated -- (June 30, 1997 data is unaudited)

------------------------------------------------------------------------------------------------------------------------------------
                               Money Market Fund

                                                    6/30/97    12/31/96(c,g)  12/31/95(c,g)  12/31/94(g)   12/31/93(g)   12/31/92(g)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .........       $1.00         $1.00         $0.98         $0.97          $0.97         $0.96
Income (loss) from investment operations:
   Net investment income .....................        0.02          0.05          0.06          0.03           0.02          0.03
   Net realized and unrealized
       gains (losses) on investments .........        0.00          0.00          0.00          0.01           0.00          0.00
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment operations        0.02          0.05          0.06          0.04           0.02          0.03
------------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
   Net investment income .....................        0.02          0.05          0.04          0.03           0.02          0.02
   Net realized gains ........................        0.00          0.00          0.00          0.00           0.00          0.00
   Return of Capital .........................        0.00          0.00          0.00          0.00           0.00          0.00
------------------------------------------------------------------------------------------------------------------------------------
Total distributions ..........................        0.02          0.05          0.04          0.03           0.02          0.02
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ...............       $1.00         $1.00         $1.00         $0.98          $0.97         $0.97
====================================================================================================================================
TOTAL RETURN (a) .............................        2.66%         5.41%         5.90%         3.77%          2.39%         3.10%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, end of period (in thousands) ..    $131,611      $113,263       $63,083       $33,529         $9,094        $5,845
   Ratios to average net assets:
       Net investment income* ................        5.21%         5.29%         5.74%         4.04%          2.53%         3.06%
       Expenses* .............................        0.25%         0.15%         0.23%         0.42%          0.75%         0.75%
       Gross expenses* .......................        0.59%         0.55%         0.63%         0.70%          0.75%         0.75%
------------------------------------------------------------------------------------------------------------------------------------



                               Total Return Fund

                                                    6/30/97     12/31/96(c)   12/31/95(c)   12/31/94      12/31/93       12/31/92
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .........       $12.73       $15.93       $13.40        $13.59         $13.00        $12.62
Income (loss) from investment operations:
   Net investment income .....................         0.17         1.02         0.41          0.35           0.42          0.44
   Net realized and unrealized
       gains (losses) on investments .........         1.15         0.67         3.34         (0.01)          1.35          0.51
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment operations         1.32         1.69         3.75          0.34           1.77          0.95
------------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
   Net investment income .....................         0.00         1.02         0.42          0.35           0.41          0.44
   Net realized gains ........................         0.00         3.87         0.80          0.18           0.76          0.12
   Return of Capital .........................         0.00         0.00         0.00          0.00           0.01          0.01
------------------------------------------------------------------------------------------------------------------------------------
Total distributions ..........................         0.00         4.89         1.22          0.53           1.18          0.57
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ...............       $14.05       $12.73       $15.93        $13.40         $13.59        $13.00
====================================================================================================================================
TOTAL RETURN (a) .............................        10.37%       10.60%       28.07%         2.54%         13.67%         7.53%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, end of period (in thousands) ..      $43,411      $27,814      $70,507       $34,708        $12,609        $7,248
   Ratios to average net assets:
       Net investment income* ................         2.63%        2.73%        3.42%         4.00%          3.80%         4.13%
       Expenses* .............................         0.68%        0.60%        0.65%         0.77%          0.85%         0.98%
   Portfolio turnover rate....................           87%         144%         106%           67%            48%           12%
   Average brokerage commissions (b)..........       $0.026       $0.060          N/A           N/A            N/A           N/A


----------
See Notes to Financial Highlights on page 35 and Notes to Financial Statements


-------------------------------------------------------------------------------------------
                           International Equity Fund

                                                     6/30/97      12/31/96(h)    12/31/95(i)
-------------------------------------------------------------------------------------------
Inception date ...............................                                    5/1/95
Net asset value, beginning of period .........        $10.83         $10.47       $10.00
Income (loss) from investment operations:
   Net investment income .....................          0.05           0.03         0.20
   Net realized and unrealized
       gains (losses) on investments .........          1.85           1.01         0.47
-------------------------------------------------------------------------------------------
Total income (loss) from investment operations          1.90           1.04         0.67
-------------------------------------------------------------------------------------------
Less distributions from:
   Net investment income .....................          0.00           0.03         0.20
   Net realized gains ........................          0.00           0.65         0.00
-------------------------------------------------------------------------------------------
Total distributions ..........................          0.00           0.68         0.20
-------------------------------------------------------------------------------------------
Net asset value, end of period ...............        $12.73         $10.83       $10.47
===========================================================================================
TOTAL RETURN (a) .............................         17.54%          9.91%        6.70%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, end of period (in thousands) ..        $25,261       $17,644      $15,348
   Ratios to average net assets:
       Net investment income* ................          0.99%          0.23%        0.44%
       Expenses* .............................          1.34%          1.50%        1.54%
       Gross expenses* .......................          1.56%          1.56%        2.17%
   Portfolio turnover rate ...................           120%           150%          58%
   Average brokerage commissions (b) .........         $.017         $0.030          N/A
-------------------------------------------------------------------------------------------


                          Real Estate Securities Fund

                                                      6/30/97      12/31/96    12/31/95(i)
-------------------------------------------------------------------------------------------

Inception date ...............................                                    5/1/95
Net asset value, beginning of period .........         $14.11       $11.05        $10.00
Income (loss) from investment operations:
   Net investment income .....................           0.32         0.64          0.46
   Net realized and unrealized
       gains (losses) on investments .........           0.89         3.36          1.23
-------------------------------------------------------------------------------------------
Total income (loss) from investment operations           1.21         4.00          1.69
-------------------------------------------------------------------------------------------
Less distributions from:
   Net investment income .....................           0.00         0.65          0.46
   Net realized gains ........................           0.00         0.29          0.18
-------------------------------------------------------------------------------------------
Total distributions ..........................           0.00         0.94          0.64
-------------------------------------------------------------------------------------------
Net asset value, end of period ...............         $15.32       $14.11        $11.05
===========================================================================================
TOTAL RETURN (a) .............................           8.58%       36.24%        17.00%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, end of period (in thousands) ..        $39,613      $24,533       $13,429
   Ratios to average net assets:
       Net investment income* ................           4.82%        5.90%         6.85%
       Expenses* .............................           0.99%        1.07%         1.31%
       Gross expenses* .......................           0.99%        1.07%         1.61%
   Portfolio turnover rate ...................             39%          30%           54%
   Average brokerage commissions (b) .........          $.055       $0.060           N/A



----------

See Notes to Financial Highlights on page 35 and Notes to Financial Statements

Selected data based on a share outstanding throughout the period(s) indicated -- (June 30, 1997 data is unaudited)

--------------------------------------------------------------------------------
                               Global Income Fund
                                                                      6/30/97(j)
                                                                      ----------
Inception date .....................................................    5/1/97
Net asset  value,  beginning  of period ............................    $10.00
Income  (loss) from  investment operations:
  Net investment income ............................................      0.11
  Net realized and unrealized
      gains (losses) on investments ................................      0.08
--------------------------------------------------------------------------------
Total income (loss) from investment operations .....................      0.19
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income ............................................      0.00
  Net realized gains ...............................................      0.00
Total distributions ................................................      0.00
--------------------------------------------------------------------------------
Net asset value, end of period .....................................    $10.19
================================================================================

TOTAL RETURN (a) ...................................................      1.90%

RATIOS/SUPPLEMENTAL DATA:
  Net Assets,  end of period (in thousands)                             $5,166
  Ratios to average net assets:
      Net investment income* .......................................      6.25%
      Expenses* ....................................................      0.78%
  Portfolio turnover rate ..........................................       141%
--------------------------------------------------------------------------------


                               Value Equity Fund
                                                                      6/30/97(j)
                                                                      ----------
Inception date .....................................................     5/1/97
Net asset  value,  beginning  of period ............................     $10.00
Income  (loss) from  investment operations:
  Net investment income ............................................       0.01
  Net realized and unrealized
      gains (losses) on investments ................................       1.44
--------------------------------------------------------------------------------
Total income (loss) from investment operations .....................       1.45
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income ...........................................       0.00
   Net realized gains ..............................................       0.00
--------------------------------------------------------------------------------
Total distributions ................................................       0.00
--------------------------------------------------------------------------------
Net asset value, end of period .....................................     $11.45
================================================================================

TOTAL RETURN (a) ...................................................      14.50%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets,  end of period (in thousands) ........................     $4,280
  Ratios to average net assets:
      Net investment income* .......................................       0.35%
      Expenses* ....................................................       0.83%
  Portfolio turnover rate ..........................................          2%
  Average brokerage commissions(b) .................................     $0.053

----------

See Notes to Financial Highlights on page 35 and Notes to Financial Statements

Notes to Financial Highlights

(a) Total returns assume changes in share price and reinvestment of dividends and capital gains. Had the adviser not absorbed a portion of the expenses, for certain funds, total returns would have been lower. Periods less than one year are not annualized.

(b) For the fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. Mark-ups, mark-downs and spreads on shares traded on a principal basis are not included unless they are disclosed on confirmations prepared in accordance with rule 10b-10 under the 1934 Act.

(c) Due to the significant increase in Fund shares in 1995 and the significant decrease in 1996 related to Aon Savings Plan, the net changes from the 1994 and 1995 Net Asset Value per share as calculated in accordance with the requirements of Form N-1A are not commensurate with the Statement of Changes in Net Assets.

(d) As of April 30, 1997, the Fund's name was changed to S&P 500 Index Fund from Common Stock Index Portfolio.

(e) As of May 1, 1993, the Fund's name was changed to Common Stock Index Portfolio from Common Stock Portfolio.

(f) As of May 1, 1993, the Fund's name was changed to Government Securities Fund from Bond Portfolio.

(g) Effective May 5, 1997, the Fund's primary investment policy was amended to comply with Rule 2a-7 of the Investment Company Act of 1940 governing money market funds. The Fund's investment objective, however, remains to seek the highest level of current income as is consistent with high liquidity and safety of principal. Per share information prior to January 1, 1997 has been restated to reflect the 10.41 to 1 stock dividend.

(h) Yen-based convertible bonds are excluded from the average commission rate paid due to the nominal commissions paid which dilutes the results. Had those securities been included, the average commission rate from the period ended December 31, 1996 would have been $0.000.

(i) Information is for the period May 1, 1995, commencement of investment operations, through December 31, 1995.

(j) Information is for the period May 1, 1997, commencement of investment operations, through June 30, 1997.

*    Annualized for periods less than one year.

----------

See Notes to Financial Statements

Statements Of Assets
And Liabilities June 30, 1997 (unaudited)



                                                                 S&P 500           GOVERNMENT            MONEY
                                                                 INDEX             SECURITIES            MARKET
                                                                 FUND              FUND                  FUND
------------------------------------------------------------------------------------------------------------------
ASSETS
  Investments in securities, at market
      (cost $81,649,340, $13,061,247, $0,
      $35,995,822, $22,130,159, $30,875,887,
      $4,726,721, and $3,530,017, respectively) ........       $101,678,347        $13,124,016        $          0
  Short term investments (at amortized cost) ...........          4,575,083            372,300         126,475,507
  Cash .................................................              4,399                  4              14,287
  Foreign currency (cost $0, $0, $0, $17,581,
      $502,877, $0, $19,793 and $0, respectively) ......                  0                  0                   0
  Receivable for investments sold ......................          1,264,044                  0                   0
  Income receivables ...................................            151,692            248,212             273,486
  Receivable for fund shares sold ......................            263,204             43,147           5,022,880
  Receivable on forward foreign currency contracts .....                  0                  0                   0
------------------------------------------------------------------------------------------------------------------
      Total assets .....................................        107,936,769         13,787,679         131,786,160
------------------------------------------------------------------------------------------------------------------
LIABILITIES
  Distributions payable to shareholders ................                  0                  0              91,588
  Payable for investments purchased ....................          1,285,713                  0                   0
  Payable to GEIM ......................................             75,565             17,273              83,765
  Variation margin payable .............................             30,071                  0                   0
  Payable on forward foreign currency contracts ........                  0                  0                   0
------------------------------------------------------------------------------------------------------------------
      Total liabilities ................................          1,391,349             17,273             175,353
------------------------------------------------------------------------------------------------------------------
NET ASSETS .............................................       $106,545,420        $13,770,406        $131,610,807
==================================================================================================================

NET ASSETS CONSIST OF:
 Capital paid in .......................................       $ 84,195,860        $14,259,957        $131,611,746
 Undistributed (overdistributed) net investment income .            809,152            382,900                   0
 Accumulated net realized gain (loss) ..................          1,561,901           (935,220)               (939)
 Net unrealized appreciation / (depreciation) on:
     Investments .......................................         20,029,007             62,769                   0
     Futures ...........................................            (50,500)                 0                   0
     Foreign currency transactions .....................                  0                  0                   0
------------------------------------------------------------------------------------------------------------------
NET ASSETS .............................................       $106,545,420        $13,770,406        $131,610,807
==================================================================================================================

Shares outstanding ($.001 par value) ...................          5,959,209          1,423,407         131,610,743
Net asset value, offering and redemption price per share             $17.88              $9.67               $1.00

----------
*  For the period May 1, 1997 (inception) through June 30, 1997.


See Notes to Financial Statements


       TOTAL          INTERNATIONAL       REAL ESTATE         GLOBAL            VALUE
       RETURN         EQUITY              SECURITIES          INCOME            EQUITY
       FUND           FUND                FUND                FUND*             FUND*
-------------------------------------------------------------------------------------------

     $39,892,595        $24,690,166       $36,428,916        $4,723,212         $3,984,713
       6,861,631          1,148,992         3,027,234           327,538            273,049
              13            160,001               979                 3                396

          17,461            502,892                 0            19,795                  0
       1,292,204            279,287                 0                 0                  0
         225,750            139,461           242,092           109,189              1,622
          31,317             31,380            67,001                 0             25,986
               0                604                 0                 0                  0
-------------------------------------------------------------------------------------------
      48,320,971         26,952,783        39,766,222         5,179,737          4,285,766
-------------------------------------------------------------------------------------------


               0                  0                 0                 0                  0
       4,834,944          1,557,219            95,434                 0                  0
          44,630            134,388            58,078             6,664              5,524
               0                  0                 0                 0                  0
               0                  0                 0             6,765                  0
-------------------------------------------------------------------------------------------
       4,879,574          1,691,607           153,512            13,429              5,524
-------------------------------------------------------------------------------------------
     $43,441,397        $25,261,176       $39,612,710        $5,166,308         $4,280,242
===========================================================================================

     $34,641,859        $20,709,239       $30,725,515        $5,073,408         $3,810,225
         532,393            103,698           823,094            53,409              2,303
       4,370,506          1,887,631         2,511,072            50,386             13,018

       3,896,773          2,560,007         5,553,029            (3,509)           454,696
               0                  0                 0                 0                  0
            (134)               601                 0            (7,386)                 0
-------------------------------------------------------------------------------------------
     $43,441,397        $25,261,176       $39,612,710        $5,166,308         $4,280,242
===========================================================================================
       3,092,527          1,984,970         2,586,366           507,226            373,707
          $14.05             $12.73            $15.32             $0.19             $11.45


Statements Of Operations
For the six months ended June 30, 1997 (unaudited)



                                                 S&P 500          GOVERNMENT            MONEY
                                                 INDEX            SECURITIES            MARKET
                                                 FUND             FUND                  FUND
-------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Income:
     Dividends .......................      $    673,523       $          0         $          0
     Interest ........................           312,912            439,534            3,279,262
     Less: Foreign taxes withheld ....            (4,721)                 0                    0
-------------------------------------------------------------------------------------------------
  Total income .......................           981,714            439,534            3,279,262
-------------------------------------------------------------------------------------------------
  Expenses:
     Advisory and administration fees            140,933             34,967              290,927
     Trustees' fees ..................             5,230              3,333                6,580
     Custody and accounting expenses .            47,892              8,389               24,214
     Professional fees ...............            16,397              8,250               21,647
     Other expenses ..................             2,746              2,043                3,346
-------------------------------------------------------------------------------------------------
  Total expenses before waiver .......           213,198             56,982              346,714
     Less: Expenses waived or borne by
           the adviser ...............                 0                  0             (199,285)
-------------------------------------------------------------------------------------------------
     Net expenses ....................           213,198             56,982              147,429
-------------------------------------------------------------------------------------------------
  Net investment income ..............           768,516            382,552            3,131,833
=================================================================================================

NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
   Realized gain (loss) on:
      Investments ....................         1,424,471            (92,085)                (193)
      Futures ........................           137,430                  0                    0
      Foreign currency transactions ..                 0                  0                    0
   Increase (decrease)  in  unrealized
    appreciation/depreciation on:
      Investments ....................        11,919,192           (149,223)                   0
      Futures ........................           (50,500)                 0                    0
      Foreign currency transactions ..                 0                  0                    0
-------------------------------------------------------------------------------------------------
   Net realized and unrealized gain
    (loss) on investments ............        13,430,593           (241,308)                (193)
-------------------------------------------------------------------------------------------------
   Net increase in net assets
     resulting from operations .......      $ 14,199,109       $    141,244         $  3,131,640
=================================================================================================


----------

*  For the period May 1, 1997 (inception) thru June 30, 1997.


See Notes to Financial Statements


    TOTAL            INTERNATIONAL      REAL ESTATE       GLOBAL           VALUE
    RETURN           EQUITY             SECURITIES        INCOME           EQUITY
    FUND             FUND               FUND              FUND*            FUND*
-----------------------------------------------------------------------------------
$   233,237       $   274,309      $   906,163       $         0       $     3,267
    442,267             3,946           85,340            63,883             4,560
     (5,184)          (32,557)               0             3,810                 0
-----------------------------------------------------------------------------------
    670,320           245,698          991,503            60,073             7,827
-----------------------------------------------------------------------------------

    101,009           101,684          140,027             5,099             3,960
      4,028             1,377            3,680               192               191
     18,659            53,302           12,248               543               543
     11,721             6,412           10,367               745               745
      2,211             1,077            2,057                85                85
-----------------------------------------------------------------------------------
    137,628           163,852          168,379             6,664             5,524

          0           (22,680)               0                 0                 0
-----------------------------------------------------------------------------------
    137,628           141,172          168,379             6,664             5,524
-----------------------------------------------------------------------------------
    532,692           104,526          823,124            53,409             2,303
===================================================================================



  4,303,444         2,150,731        2,510,944            53,526            13,018
          0                 0                0                 0                 0
      4,799           123,058                0            (3,140)                0


   (777,808)        1,045,350         (639,366)           (3,509)          454,696
          0                 0                0                 0                 0
       (134)            7,770                0            (7,386)                0
-----------------------------------------------------------------------------------

  3,530,301         3,326,909        1,871,578            39,491           467,714
-----------------------------------------------------------------------------------

$ 4,062,993       $ 3,431,435      $ 2,694,702       $    92,900       $   470,017
===================================================================================



Statements Of Changes
In Net Assets



                                                   S&P 500                       GOVERNMENT                          MONEY
                                                   INDEX                         SECURITIES                          MARKET
                                                   FUND                          FUND                                FUND
------------------------------------------------------------------------------------------------------------------------------------
                                  Six Months Ended    Year Ended     Six Months Ended   Year Ended    Six Months Ended   Year Ended
                                   June 30, 1997     December 31,     June 30, 1997     December 31,   June 30, 1997    December 31,
                                   (unaudited)          1996           (unaudited)        1996         (unaudited)         1996
------------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
  Operations:
    Net investment income ........ $     768,516   $   1,833,619    $     382,552    $   1,456,380    $   3,131,833    $  5,899,989
    Net realized gain (loss) on
     investments, futures, and
     foreign currency
     transactions ................     1,561,901      23,983,222          (92,085)          62,255             (193)           (745)
    Net increase (decrease)
     in unrealized
     appreciation/depreciation ...    11,868,692      (3,717,302)        (149,223)      (1,084,049)               0               0
------------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease)
     from operations..............    14,199,109      22,099,539          141,244          434,586        3,131,640       5,899,244
------------------------------------------------------------------------------------------------------------------------------------
  Distributions to
   shareholders from:
    Net investment income ........             0      (1,807,487)               0       (1,463,959)      (3,139,763)     (5,892,059)
    Net realized gains ...........             0     (23,983,222)               0          (62,255)               0               0
------------------------------------------------------------------------------------------------------------------------------------
  Total distributions ............             0     (25,790,709)               0       (1,526,214)      (3,139,763)     (5,892,059)
------------------------------------------------------------------------------------------------------------------------------------
  Increase (decrease) in net
    assets from operations
    and distributions ............    14,199,109      (3,691,170)         141,244       (1,091,628)          (8,123)          7,185
------------------------------------------------------------------------------------------------------------------------------------
  Share transactions:
    Proceeds from sale of shares .    32,604,729      46,416,381        1,697,920        9,778,053      108,394,356     190,250,466
    Value of distributions
     reinvested ..................    25,790,709               0        1,526,214                0        8,940,234               0
    Cost of shares redeemed ......    (1,571,279)    (73,219,899)      (3,366,422)     (18,623,156)     (98,978,429)   (140,078,242)
------------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) from
     share transactions ..........    56,824,159     (26,803,518)        (142,288)      (8,845,103)      18,356,161      50,172,224
------------------------------------------------------------------------------------------------------------------------------------
    Total increase (decrease)
      in net assets ..............    71,023,268     (30,494,688)          (1,044)      (9,936,731)      18,348,038      50,179,409

NET ASSETS
  Beginning of year ..............    35,522,152      66,016,840       13,771,450       23,708,181      113,262,769      63,083,360
------------------------------------------------------------------------------------------------------------------------------------
  End of period .................. $ 106,545,420   $  35,522,152    $  13,770,406    $  13,771,450    $ 131,610,807    $113,262,769
====================================================================================================================================

Undistributed (overdistributed)
  net investment income,
  end of period .................. $     809,152   $      40,636    $     382,900    $         348    $           0    $      7,930
------------------------------------------------------------------------------------------------------------------------------------
Changes in portfolio shares:
   Shares sold by subscription ...     2,006,773       2,040,664          177,480          946,788       35,553,560      17,868,330
   Issued for distributions
    reinvested ...................     1,704,607               0          159,646                0      118,602,790               0
   Shares redeemed ...............       (97,835)     (2,839,987)        (353,544)      (1,768,841)     (33,456,828)    (13,044,358)
------------------------------------------------------------------------------------------------------------------------------------

   Net increase (decrease) in
    portfolio shares .............     3,613,545        (799,323)         (16,418)        (882,053)     120,699,522       4,823,972
====================================================================================================================================



----------

*  For the period May 1, 1997 (inception) thru June 30, 1997.


See Notes to Financial Statements



            TOTAL                        INTERNATIONAL                REAL ESTATE                  GLOBAL            VALUE
           RETURN                          EQUITY                      SECURITIES                  INCOME           EQUITY
            FUND                             FUND                        FUND                       FUND*            FUND*
----------------------------------------------------------------------------------------------------------------------------------
Six Months Ended   Year Ended   Six Months Ended  Year Ended   Six Months Ended  Year Ended      Period Ended     Period Ended
 June 30, 1997    December 31,   June 30, 1997    December 31,  June 30, 1997    December 31,    June 30, 1997    June 30, 1997
 (unaudited)         1996        (unaudited)         1996       (unaudited)         1996          (unaudited)      (unaudited)
----------------------------------------------------------------------------------------------------------------------------------
$    532,692    $  2,215,251    $    104,526    $     55,092    $    823,124    $  1,124,059    $     53,409    $      2,303


   4,308,243       8,450,564       2,273,789       1,034,935       2,510,944         509,943          50,386          13,018

    (777,942)     (3,141,042)      1,053,120         571,033        (639,366)      5,092,453        (10,895)         454,696
----------------------------------------------------------------------------------------------------------------------------------
   4,062,993       7,524,773       3,431,435       1,661,060       2,694,702       6,726,455          92,900         470,017
----------------------------------------------------------------------------------------------------------------------------------

           0      (2,230,657)              0         (69,707)              0      (1,133,355)              0               0
           0      (8,448,019)              0      (1,034,935)              0        (509,943)              0               0
----------------------------------------------------------------------------------------------------------------------------------
           0     (10,678,676)              0      (1,104,642)              0      (1,643,298)              0               0
----------------------------------------------------------------------------------------------------------------------------------

   4,062,993      (3,153,903)      3,431,435         556,418       2,694,702       5,083,157          92,900         470,017
----------------------------------------------------------------------------------------------------------------------------------

   4,155,992      21,203,447       8,520,879      26,614,888      13,761,217      11,868,291       5,073,449       3,911,212
  10,678,676               0       1,104,642               0       1,643,298               0               0               0
  (3,270,292)    (60,742,609)     (5,439,625)    (24,875,243)     (3,019,755)     (5,847,077)            (41)       (100,987)
----------------------------------------------------------------------------------------------------------------------------------

  11,564,376     (39,539,162)      4,185,896       1,739,645      12,384,760       6,021,214       5,073,408       3,810,225
----------------------------------------------------------------------------------------------------------------------------------
  15,627,369     (42,693,065)      7,617,331       2,296,063      15,079,462      11,104,371       5,166,308       4,280,242

  27,814,028      70,507,093      17,643,845      15,347,782      24,533,248      13,428,877               0               0
----------------------------------------------------------------------------------------------------------------------------------
$ 43,441,397    $ 27,814,028    $ 25,261,176    $ 17,643,845    $ 39,612,710    $ 24,533,248    $  5,166,308    $  4,280,242
==================================================================================================================================

$    532,393    $          0    $    103,698    $          0    $    823,094    $          0    $     53,409    $      2,303
----------------------------------------------------------------------------------------------------------------------------------

     314,163       1,306,831         724,674       2,420,951         937,725         962,667         507,230         382,429
     838,859               0         101,998               0         116,463               0               0               0
    (245,167)     (3,548,503)       (470,967)     (2,258,249)       (206,762)       (438,509)             (4)         (8,722)
----------------------------------------------------------------------------------------------------------------------------------

     907,855      (2,241,672)        355,705         162,702         847,426         524,158         507,226         373,707
==================================================================================================================================

                        Notes To Financial Statements  June 30, 1997 (unaudited)
--------------------------------------------------------------------------------

1.   Organization of the Funds

GE Investments Funds, Inc. (the "Company") (formerly, Life of Virginia Series Funds, Inc.) was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Company is comprised of eight investment funds (the "Funds"), which are currently being offered through the separate accounts of The Life Insurance Company of Virginia ("Life of Virginia") and other life insurance companies. The separate accounts fund certain benefits for flexible and single premium variable life insurance and annuity policies issued by Life of Virginia. Life of Virginia is an indirect wholly-owned subsidiary of General Electric Capital Corporation. As of June 30, 1997, Life of Virginia controlled the Funds by ownership, through separate accounts, of virtually all of the Funds' shares of beneficial interest.

Effective April 30, 1997, the Common Stock Index Portfolio changed its name to S&P 500 Index Fund. On May 5, 1997, the Money Market Fund's investment objective was amended to comply with Rule 2a-7 of the Investment Company Act of 1940, as amended, governing money market funds. To effect this change the Money Market Fund declared a stock dividend in the ratio of 10.41 to 1. As a result of the stock dividend, the Money Market Fund's net asset value per share reverted to $1.00. The financial highlights of the Money Market Fund have been restated to reflect this stock dividend. The Global Income Fund and Value Equity Fund commenced operations on May 1, 1997.

2.   Summary of Significant Accounting Policies

The following summarizes the significant accounting policies of the Company:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

Security Valuation and Transactions

Securities for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a computerized matrix system, which considers market transactions and dealer supplied valuations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are principally traded. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Forward foreign currency contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. Short term investments maturing within 60 days are valued at amortized cost. Fund positions which cannot be valued as set forth above are valued at fair value determined under procedures approved by the Board of Directors of the Funds.

The Money Market Fund values its securities using the amortized cost method, which values securities initially at cost and thereafter assumes a constant amortization to maturity of any discount or premium. Amortized cost approximates fair value.

Transactions are accounted for as of the trade date. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal tax purposes.

Foreign Currency

Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities and purchases and sales of investment securities denominated in a foreign currency are translated to U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

                         Notes To Financial Statements June 30, 1997 (unaudited)
--------------------------------------------------------------------------------

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain or loss from investments. Reported net realized exchange gains or losses from foreign currency transactions represent sale of foreign currencies, currency gains or losses between the trade date and the settlement date on securities transactions, realized gains and losses on forward foreign currency contracts, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at fiscal year end, as a result of changes in exchange rates.

Income Taxes

It is each Fund's policy to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gains to its shareholders and, therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes. Capital loss carryovers are available to offset future realized capital gains. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income. Any net capital and currency losses incurred after October 31, within each Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

Investment Income

Corporate actions (including cash dividends) are recorded net of nonreclaimable tax withholdings on the ex-dividend date, except for certain foreign securities for which corporate actions are recorded as soon after ex-dividend date as such information is available. Interest income is recorded on the accrual basis. All discounts and premiums on taxable bonds are amortized to call or maturity date, whichever is shorter using the effective yield method.

Expenses

Expenses of the Company which are directly identifiable to a specific Fund are allocated to that Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds. All expenses of the Funds are paid by GEIM, Investment Adviser to the Funds, and reimbursed by the Funds.

Distributions to Shareholders

The Money Market Fund declares investment income dividends daily and pays monthly. All other Funds declare and pay dividends of net investment income annually. All Funds declare and pay net realized capital gain distributions annually. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of realized and unrealized gains and losses on forward foreign currency contracts, paydown gains and losses on mortgage-backed securities, losses on wash sale transactions, and deferred organization expenses. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.


When-Issued Securities

The Funds may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. This may increase the risk if the other party involved in the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous yields. In connection with such purchases, the Fund is required to hold liquid assets as collateral with the Funds' custodian sufficient to cover the purchase price, unless they enter into an offsetting contract for the sale of equal securities and value.

                         Notes To Financial Statements June 30, 1997 (unaudited)
--------------------------------------------------------------------------------

Forward Foreign Currency Contracts

A forward foreign currency contract ("Forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward fluctuates with changes in currency exchange rates. The Forward is marked-to-market daily and the change in the market value is recorded by the Fund as an unrealized gain or loss. When the Forward is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Fund may enter into Forwards in connection with planned purchases and sales of securities, to hedge specific receivables or payables against changes in future exchange rates or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency.

Futures and Options

The Funds, other than the Money Market Fund, may invest in futures contracts and purchase and write options. These investments involve, to varying degrees, elements of market risk and risks in excess of the amount recognized in the Statements of Assets and Liabilities. The face or contract amounts reflect the extent of the involvement the Funds have in the particular classes of these instruments. Risks may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying securities and interest rates. Risks also may arise if there is an illiquid secondary market for the instruments, or an inability of counterparties to perform. The Funds may invest in futures contracts for the following reasons: (1) for the purpose of hedging against the effects of changes in the value of portfolio securities or other investments due to anticipated changes in interest rates, stock market conditions and currency market conditions, (2) to gain stock, bond, or currency market exposure for accumulating and residual cash positions, (3) for duration management, (4) when such transactions are an economically appropriate way to reduce risks inherent in the management of a Fund, and (5) for non-hedging purposes such as seeking additional income or otherwise seeking to increase total return.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the futures contract is closed. The Fund will realize a gain or loss upon the expiration or closing of an option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the proceeds on the sale of the security for a purchased put or cost of the security for a call option is adjusted by the amount of premium received or paid.

Other

There are certain additional risks involved when investing in foreign securities that are not inherent in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the imposition of unfavorable foreign governmental laws and restrictions.

3.   Fees and Compensation Paid to Affiliates Advisory and Administration Fees

Compensation of GEIM, the Funds' Investment Adviser and Administrator, a wholly-owned subsidiary of General Electric Company, for investment advisory and administrative services is paid monthly based on the average daily net assets of each Fund. The administrative and advisory fees payable to GEIM for each Fund are at the following annual rates, based on average daily net assets:

Government Securities Fund, Money Market Fund and Total Return Fund: .50% of the first $100,000,000; .45% of the next $100,000,000; .40% of the next
$100,000,000; .35% of the next $100,000,000; and .30% of the amounts in excess of $400,000,000*

                         Notes To Financial Statements June 30, 1997 (unaudited)
--------------------------------------------------------------------------------

International Equity Fund: 1.00% of the first $100,000,000; .95% of the next $100,000,000; and .90% of the amounts in excess of $200,000,000**

Real Estate Securities Fund: .85% of the first $100,000,000; .80% of the next $100,000,000; and .75% of the amounts in excess of $200,000,000

S&P 500 Index  Fund:     .35%

Global Income Fund:      .60%

Value Equity Fund:       .65%

* The Adviser has voluntarily agreed to waive a portion of the fee paid by the Money Market Fund so that the fee paid by the Money Market Fund is equal to .25%.

** Prior to May 1, 1997, the Adviser agreed to reimburse for any amount by which the total operating expenses of the International Equity Fund exceeded 1.75% of the first $30 million of the aggregate average daily net assets of the Fund and 1% of the aggregate average daily net assets in excess of $30 million.

Directors' Fees

The Funds pay no compensation to their Directors who are employees of Life of Virginia or GEIM. Directors who are not employees of Life of Virginia or GEIM receive an annual fee of $6,000 plus $500 per Directors' board meeting attended in person and an additional fee of $250 for each Directors' conference call meeting attended.

4.   Sub-advisory Fees

Effective May, 1, 1997, GMG/Seneca Management, LLC ("Seneca") is the investment sub-adviser to the Real Estate Securities Fund pursuant to investment sub-advisory agreements with GEIM. GE Investments (US) Limited ("GEIUS") is the investment sub-adviser to the Global Income Fund and NWQ Investment Management Company ("NWQ") is the investment sub-adviser to the Value Equity Fund.

For their services GEIM pays Seneca, GEIUS and NWQ monthly compensation in the form of an investment sub-advisory fee. The fee is paid by GEIM monthly and is a percentage of the average daily net assets of the Fund that each sub-adviser manages at the following annual rates:

Real Estate Securities Fund: .425% of the first $100,000,000; .40% of the next $100,000,000; and .375% of amounts in excess of $200,000,000

Global Income Fund:  .05%

Value Equity Fund: .4875% of the first $50,000,000; .325% of amounts in excess of $50,000,000

5.   Aggregate Unrealized Appreciation and Depreciation

Aggregate gross unrealized appreciation/(depreciation) of investments for each Fund at June 30, 1997, were as follows:

                                                                     Net
                                   Gross            Gross          Unrealized
                                 Unrealized       Unrealized      Appreciation
                                Appreciation     Depreciation    (Depreciation)
                                ------------     ------------    --------------

S&P 500 Index Fund              $20,641,235        $612,228      $20,029,007

Government Securities Fund           95,280          32,511           62,769

Total Return Fund                 4,054,906         158,133        3,896,773

International Equity Fund         2,794,463         234,456        2,560,007

Real Estate Securities Fund       5,941,824         388,795        5,553,029

Global Income Fund                   21,807          25,316           (3,509)

Value Equity Fund                   461,183           6,487          454,696

The aggregate cost of each Fund's investments was substantially the same for book and federal income tax purposes at June 30, 1997.

                         Notes To Financial Statements June 30, 1997 (unaudited)
--------------------------------------------------------------------------------

6.   Investment Transactions

The cost of purchases and the proceeds from sales of investments, other than U.S. Government securities, short term securities and options, for the period ended June 30, 1997, were as follows:

                                                   Purchases             Sales
                                                   ---------             -----
S&P 500 Index Fund                               $36,253,118         $ 3,842,571

Total Return Fund                                 28,440,949          29,144,194

International Equity Fund                         27,665,157          24,532,963

Real Estate Securities Fund                       21,074,969          11,772,562

Global Income Fund                                 9,128,323           4,455,128

Value Equity Fund                                  3,572,392              55,393

The cost of purchases and the proceeds from sales of long term U.S. Government securities for the period ended June 30, 1997, were as follows:

                                               Purchases          Sales
                                               ---------          -----
Government Securities Fund                    $8,864,972        $9,146,159

Total Return Fund                              5,207,882         1,607,974

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47

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48

                                            GE Investments Funds Investment Team
--------------------------------------------------------------------------------

Portfolio Managers

S&P 500 Index Fund
Eugene K. Bolton, GEIM

Value Equity Fund
Jon D. Bosse, NWQ,

Total Return Fund
David B. Carlson, GEIM
Ralph R. Layman, GEIM
Robert A. MacDougall, GEIM

International Equity Fund
Ralph R. Layman, GEIM


Government Securities Fund
Money Market Fund
Robert A. MacDougall, GEIM

Real Estate Securities Fund
David A. Shapiro, Seneca

Global Income Fund
William R. Wright, GEIUS

Board of Directors

Michael J. Cosgrove
John R. Costantino
William J. Lucas
Robert P. Martin, Jr.
J. Clifford Miller, III
J. Garnett Nelson
Lee A. Putney
Robert P. Quinn
Paul E. Rutledge

Secretary
Matthew J. Simpson

Treasurer
Jeffrey A. Groh

Distributor
Forth Financial Securities Corporation
Member NASD and SIPC

Counsel
Sutherland, Asbill & Brennan, L.L.P.

Custodian
State Street Bank & Trust Company

Investment Adviser
and Administrator
GE Investment Management Incorporated

Officers of the Investment Adviser
John H. Myers, Chairman of the Board and President
Eugene K. Bolton, EVP, Domestic Equities
Michael J. Cosgrove, EVP, Mutual Funds
Ralph R. Layman, EVP, International Equities
Alan M. Lewis, EVP, General Counsel and Secretary
Robert A. MacDougall, EVP, Fixed Income
Don W. Torey, EVP, Alternative Investments and Real Estate
Geoffrey R. Norman, EVP, Institutional Marketing
Thomas J. Szkutak, EVP, Finance and Administration

GE Investment Management Incorporated

For additional information please write or call your financial representative.

Distributed by Forth Financial Services Corporation, member NASD and SIPC